Exhibit 10.5

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

AMENDED AND RESTATED

LICENSE AGREEMENT

Between

ROSS PRODUCTS DIVISION OF ABBOTT LABORATORIES

And

ARCADIA BIOSCIENCES, INC.

Dated

JULY 25, 2007

TABLE OF CONTENTS

1.	DEFINITIONS		2
	(a)	“Abbott Fields	2
	(b)	“Abbott Co-Owned Patents”	2
	(c)	“Abbott Only Patents”	2
	(d)	“Abbott Transgenic Oil”	2
	(e)	“Affiliate”	2
	(f)	“ARA”	3
	(g)	“ARA Transgenic Oil”	3
	(h)	“Co-Assignee Oil”	3
	(i)	“Commercial Manufacture”	3
	(j)	“Calendar Quarter”	3
	(k)	“Claims”	3
	(l)	“Commercial Sale”	3
	(m)	“Confidential Information”	3
	(n)	“Cost of Goods Sold”	4
	(o)	“Development Committee”	4
	(p)	“Dietary Foods for Special Medical Purposes”	4
	(q)	“DGLA”	5
	(r)	“[...*...]”	5
	(s)	“[...*...]”	5
	(t)	“Effective Date”	5
	(u)	“Exclusive License”	5
	(v)	“FDA”	5
	(w)	“Improvements”	5
	(x)	“Infant Formula”	5
	(y)	“GLA”	5
	(z)	“Know-How”	5
	(aa)	“Medical Foods”	5
	(bb)	“Medical Nutritionals”	6
	(cc)	“Milestones”	6
	(dd)	“Net Sales”	6
	(ee)	“Party”	7
	(ff)	“Pharmaceuticals”	7
	(gg)	“Regulatory Approval”	7
	(hh)	“Research Plan”	7
	(ii)	“Research Project”	7
	(jj)	“Royalty Rate”	7
	(kk)	“SDA”	7
	(ll)	“Territory”	7
	(mm)	“Testing Party”	7
	(nn)	“Third Party”	8
	(oo)	“Transgenic Oil”	8
	(pp)	“Valid Claim	8

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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2.	LICENSE GRANT		8
	(a)	Exclusive License Grant to Abbott Only Patents	8
	(b)	License Grant to Abbott Co-Owned Patents	8
	(c)	Non-Exclusive Grant in Microbial Fermentation	9
	(d)	Exclusive Purchase Right	9
	(e)	Right to Use as Ingredient	9
	(f)	Grant to Abbott	10
	(g)	[...*...]	10
	(h)	Co-Assignee Oil	11
	(i)	Residual Stearidonic Acid	12
	(j)	Medical Nutritional Verification Rights	12

3.	IMPROVEMENTS		12
	(a)	“Arcadia Improvement”	12
	(b)	“Joint Improvement”	13
	(c)	“Abbott Improvement”	13

4.	CONSIDERATION		14
	(a)	Consideration for this Agreement	14
	(b)	License Fee	14
	(c)	Research and Development Fee	14
	(d)	Royalty	15
	(e)	Royalty Report	17
	(f)	Royalty Payments	18
	(g)	Royalty Payments — Place	18
	(h)	Records and Audit	18
	(i)	Taxes	19

5.	INTELLECTUAL PROPERTY RIGHTS		19
	(a)	Ownership	19
	(b)	Other Technology Rights	19
	(c)	Patent Marking	20
	(d)	Maintenance of Patents	20
	(e)	Enforcement of Abbott Patents	20

6.	RESEARCH PROJECT; REGULATORY MATTERS		21
	(a)	Transgenic Oil Development	21
	(b)	Third Party Rights and Arcadia Improvements	23
	(c)	Development Committee	24
	(d)	Clinical Trials	24
	(e)	Milestones	25

7.	CONFIDENTIALITY		26
	(a)	Confidentiality	26
	(b)	Disclosure	26

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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8.	SUPPLY OF TRANSGENIC OIL		27
	(a)	Supply of Abbott Requirements	27
	(b)	Price of GLA and/or DGLA Transgenic Oil for Abbott Fields	27
	(c)	Price of ARA Transgenic Oil for Abbott Fields	28
	(d)	Price of Transgenic Oil Outside Abbott Fields	29
	(e)	Terms of Supply of Transgenic Oil	29
	(f)	Audit Rights	30

9.	TERM AND TERMINATION		31
	(a)	Term	31
	(b)	Early Termination by Either Party	31
	(c)	Early Termination by Arcadia	31
	(d)	Early Termination by Abbott	32
	(e)	Consequences of Termination	33
		(i) Survival of Liability	33
		(ii) License to Abbott	33

10.	REPRESENTATIONS AND WARRANTIES		34
	(a)	Abbott Representations and Warranties	34
	(b)	Arcadia’s Representations and Warranties	36
	(c)	No Additional Representation or Warranty	36

11.	INDEMNITY		37
	(a)	Indemnification by Abbott	37
	(b)	Indemnification by Arcadia	37
	(c)	Indemnification Procedures	38
	(d)	Limitations on Liability	38

12.	MISCELLANEOUS		38
	(a)	Dispute Resolution	38
	(b)	Force Majeure	39
	(c)	Applicable Law	39
	(d)	Notices	39
	(e)	Entire Agreement	40
	(f)	Assignability	40
	(g)	Counterparts	40
	(h)	Severability	40
	(i)	Waiver	41
	(j)	Headings	41
	(k)	Survival	41

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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LICENSE AGREEMENT

This Amended and Restated Agreement, made and effective as of July 25, 2007 (this “Agreement”), by and between Arcadia Biosciences, Inc., a corporation of the State of Arizona, United States of America, having its principal place of business at 202 Cousteau Place, Suite 200, Davis California, 95616, U.S.A., (hereinafter “Arcadia”) and Ross Products Division of Abbott Laboratories, a corporation of the State of Illinois, United States of America, having a place of business at 625 Cleveland Avenue, Columbus, Ohio 43215-1724, U.S.A. (hereinafter “Abbott”).

WITNESSETH:

WHEREAS, Arcadia is interested in the production of gamma-linolenic acid (“GLA”) and dihomo-gamma-linolenic acid (“DGLA”) and arachidonic acid (“ARA”) in plant seeds and tissues and microorganisms and their subsequent commercial exploitation;

WHEREAS, Abbott owns or co-owns and has the right to grant licenses under certain U.S. Patents and patent applications and their foreign counterparts which relate to the production of one or more of GLA, DGLA or ARA in plant seeds and tissues and microorganisms;

WHEREAS, subject to the outcome of such development and production, Arcadia desires to use and sell one or more of GLA, DGLA or ARA and both Arcadia and Abbott desire to sell certain products containing such one or more of GLA, DGLA or ARA as set forth in this Agreement, and Arcadia further desires to sell and supply to Abbott (and Abbott desires to purchase from Arcadia) the same for further formulation and combination in its products for commercial sale as set forth in this Agreement;

WHEREAS, the Parties desire to amend and restate the Agreement (the “Original Agreement”) that was originally entered into as of October 30, 2003 (“Original Date”) and the First Amendment dated March 24, 2006 which established a relationship pursuant to which the Parties shared their respective biotechnology skills, materials and rights in order for Arcadia to engage in the development and production of one or more of GLA, DGLA or ARA in plant seeds and tissues and microorganisms and their subsequent commercial exploitation by Arcadia or Abbott as set forth herein;

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein, the Parties (as hereinafter defined) agree as follows:

1.                                      DEFINITIONS

Where used in this Agreement the following terms shall have the meanings ascribed below:

(a)                                 “Abbott Fields” means the fields of Infant Formula, Medical Foods, Pharmaceuticals and Medical Nutritionals.

(b)                                 “Abbott Co-Owned Patents” shall refer to: (i) the patents and patent applications listed in Exhibit A; (ii) the patents and patent applications arising under any Abbott Improvement; (iii) any continuations, continuations-in-parts, or divisionals of (i) or (ii); (iv) any extension, renewal, reexamination or reissue of a patent identified in (i), (ii) or, (iii); and (v) all foreign equivalents of (i), (ii), (iii) or (iv).

(c)                                  “Abbott Only Patents” shall refer to: (i) the patents and patent applications listed in Exhibit A-1; (ii) the patents and patent applications arising under any Abbott Improvement; (iii) any continuations, continuations-in-parts, or divisionals of (i) or (ii); (iv) any extension, renewal, reexamination or reissue of a patent identified in (i), (ii) or, (iii); and (v) all foreign equivalents of (i), (ii), (iii) or (iv).

(d)                                 “Abbott Transgenic Oil” means Transgenic Oil which has received Regulatory Approval and which conforms to Abbott’s specific compositional requirements for use in Abbott products as specified in the Research Plan.

(e)                                  “Affiliate” means any corporation, firm, limited liability company, partnership or other entity that directly or indirectly controls or is controlled by or is under common control with a Party to this Agreement.  For the purpose of this definition, control means ownership, directly or through one or more Affiliates, of fifty percent (50%) (or such lesser percentage which is the maximum allowed to be owned by a foreign entity in a particular jurisdiction) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) (or such lesser percentage which is the maximum allowed to be owned by a foreign entity in a particular jurisdiction) or more of the equity interests in the case of any other type of legal entity, status as a general partner in any partnership, or any other

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

arrangement whereby a Party controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity.  As applied to Arcadia, Affiliate shall solely refer to Exeter Life Sciences, Inc. or any of its subsidiaries.  TAP Holdings Inc., a Delaware corporation, and TAP Pharmaceuticals Inc., a Delaware corporation that is a wholly-owned subsidiary thereof, are not Affiliates under this definition.

(f)                                   “ARA” means Arachidonic Acid, esters thereof, amides thereof, and acid addition salts thereof.

(g)                                  “ARA Transgenic Oil” means a Transgenic Oil containing a commercially significant concentration of ARA. For purposes of the nominal pricing structure(s), royalty rates, sales volumes, and the like set forth in this Agreement, the Parties have assumed a forty percent (40%) concentration of ARA in the ARA Transgenic Oil, and such concentration is specified where applicable.  However, the Parties acknowledge and understand that the actual ARA concentration in the ARA Transgenic Oil may be greater than or less than 40%, and where ARA concentration is a consideration (e.g., for purposes of annual sales volumes and determining price), such consideration is specified herein.

(h)                                 “Co-Assignee Oil” shall have the meaning set forth in Section 2(h) below.

(i)                                     “Commercial Manufacture” means methods and processes used by or on behalf of a Party for producing, processing, extracting or isolating Transgenic Oil for Commercial Sale.

(j)                                    “Calendar Quarter” means a three (3) calendar month period beginning on July 1, 2007, or any successive three (3) calendar month period.

(k)                                 “Claims” shall have the meaning set forth in Section 11(a).

(l)                                     “Commercial Sale” means the sale or transfer of a Transgenic Oil by Arcadia, an Affiliate or sublicensee to a non-Affiliate Third Party or Abbott for consideration.

(m)                             “Confidential Information” means any information including, but not limited to, ideas, proposals, plans, Know-How, reports, drawings, designs, data, discoveries, inventions, Improvements, suggestions, specifications, products, samples, components and materials relating to the Research Project or this Agreement and all information relating to the manufacture, formulation, analysis, stability, pharmacology, toxicology, pathology, clinical data, results of clinical efficacy studies, clinical effects and indications for use of Transgenic Oil, which a Party discloses to the other Party, the terms of this Agreement and all records and

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

information discussed or gathered by a Party pursuant to Sections 2(i), 4(a) and 8(e) except any portion thereof which:

(i)                                     is known to the receiving Party at the time of disclosure, unless subject to confidentiality obligations contained in the Confidentiality Agreement between the Parties dated October 1, 2002 or any agreement between the Parties executed prior to the execution of this Agreement;

(ii)                                  disclosed to the receiving Party by a Third Party who has a right to make such disclosure;

(iii)                               is or becomes part of the public domain other than as a result of a breach hereof; or

(iv)                              is independently developed, without reference to the Confidential Information of the disclosing Party, by or for the receiving Party as evidenced by its written records.

(n)                                 “Cost of Goods Sold” for each Transgenic Oil as used herein means average inventory value of product sold during the period and consistent with Generally Accepted Accounting Principles (GAAP).  Average inventory value includes all product costs directly associated with the production and conversion of raw materials and work-in-process into finished goods available for sale.  For purposes of this definition, product costs include direct material, direct labor and manufacturing overhead costs.  Manufacturing overhead costs include direct material costs, direct labor costs, and such items as depreciation, taxes, quality assurance costs, insurance and utilities charges incurred in the manufacturing process.

(o)                                 “Development Committee” shall have the meaning provided in Section 6(c) of this Agreement.

(p)                                 “Dietary Foods for Special Medical Purposes” means a category of foods for particular nutritional uses specifically processed or formulated and intended for the dietary management of patients and to be used under medical supervision.  They are intended for the exclusive or partial feeding of patients with a limited, impaired or disturbed capacity to take, digest, absorb, metabolize or excrete ordinary foodstuffs or certain nutrients contained therein or metabolites, or with other medically-determined nutrient requirements whose dietary

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

management cannot be achieved only by modification of the normal diet, by other foods for particular nutritional uses, or by a combination of the two.

(q)                                 “DGLA” means Dihomo-gamma-linolenic Acid, esters thereof, amides thereof, and acid addition salts thereof.

(r)                                    “[...*...] License” shall have the meaning set forth in Section 2(g) below.

(s)                                   “[...*...]” means any oil or lipid produced by [...*...] or the then current successor or assignee of the [...*...] License in crops using technology licensed pursuant to the [...*...] License containing DHA and/or EPA.

(t)                                    “Effective Date” means July     , 2007.

(u)                                 “Exclusive License” means a license whereby the licensee’s rights shall be sole and exclusive and shall operate to exclude all others, including the licensor, other than any rights that the licensor expressly reserves.

(v)                                 “FDA” means the United States Food and Drug Administration or any successor entity thereto.

(w)                               “Improvements” shall have the meaning set forth in Section 3 below.

(x)                                 “Infant Formula” means a food which purports to be or is represented for special dietary use solely as a food for infants by reason of its simulation of human milk or its suitability as a complete or partial substitute for human milk.

(y)                                 “GLA” means Gamma-linolenic Acid, esters thereof, amides thereof, and acid addition salts thereof.

(z)                                  “Know-How” means that proprietary technology developed or utilized by a Party under this Agreement, directly related to developing, manufacturing or producing Transgenic Oil.  Examples of such proprietary technology include, but are not limited to, manufacturing data, DNA sequences, genetic constructs, plasmids, genetic material, formulation or production technology, methods of synthesis, isolation and purification methods and other manufacturing information useful or required to manufacture or produce Transgenic Oil under this Agreement and that proprietary data developed by a Party related to tolerance of Transgenic Oil made under this Agreement.

(aa)                          “Medical Foods” means, as defined in Section 5(b) of the Orphan Drug Act (21 U.S.C. 360ee(b)(3)), foods which are formulated to be consumed or administered enterally

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

under the supervision of a physician and which are intended for the specific dietary management of a disease or condition for which distinctive nutritional requirements, based on recognized scientific principles, are established by medical evaluation.  For purposes of this Agreement, Medical Foods shall include Dietary Foods for Special Medical Purposes, which term is intended to cover such products sold outside of the United States.

(bb)                          “Medical Nutritionals” means, subject to the limitations set forth below, any food or other preparation for human consumption, including enteral or parenteral consumption, which (i) when taken into the body, serves to nourish or build up tissues, supply energy or maintain, restore or support adequate nutritional status or metabolic function, and (ii) is formulated to be useful in nutritional or dietary management or supplementation, or is formulated specifically for patients with a specific disease or condition or special dietary needs, and (iii) are marketed to physicians, health care professionals and health-related institutions (i.e., hospitals, physician’s offices, skilled nursing facilities and clinics) where such marketing activities account for greater than thirty percent (30%) of the aggregate annual promotional spending allocable to such medical nutritional product line, and (iv) may optionally also be promoted directly to the end consumers or marketed at retail for general use.  Examples of Medical Nutritionals as of the Original Date include, without limitation, the [...*...] product family, including [...*...]; the [...*...] product family, including without limitation [...*...]; and the [...*...] product family, including without limitation [...*...].  Medical Nutritionals specifically excludes nutritional supplements in pill, capsule, or liquid concentrate form, conventional foods, and nonhuman food supplements.  This definition shall not restrict the product form (i.e., such nutritional products may be liquid, powder, solid or other form).

(cc)                            “Milestones” means the milestones for the Research Project serially numbered and set forth in the attached Exhibit B, and as may be amended from time to time by the Development Committee; an individual Milestone is referenced herein by specifying the number corresponding to such Milestone as it appears on such Exhibit B.

(dd)                          “Net Sales” means the gross sales or other exchange for value of Transgenic Oil by Arcadia, its Affiliates and sublicensees, in the Territory less (i) allowances and adjustments separately and actually credited or payable to customers for spoiled, damaged, outdated and

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

returned product, whether during the specific royalty period or not; (ii) reasonable and customary trade discounts earned or granted; (iii) taxes (other than income taxes), duties and other governmental charges levied on, absorbed or otherwise imposed on import, export, sale, distribution and use of Transgenic Oil and products containing Transgenic Oil; and (iv) freight, shipping, postage, transportation and shipping insurance costs.

(ee)                            “Party” means Arcadia or Abbott, depending on the context, and “Parties” means Arcadia and Abbott.

(ff)                              “Pharmaceuticals” means a compound, substance, chemical entity, admixture, etc., which if sold in the United States, would be controlled by Section 505 or Section 507 of Federal Food, Drug and Cosmetic Act.

(gg)                            “Regulatory Approval” means approval within the United States from all required regulatory bodies necessary to establish that a Transgenic Oil made under this Agreement is safe for human consumption as a dietary supplement and food ingredient.  For the avoidance of doubt, Regulatory Approval does not include approval within the United States from any required regulatory bodies necessary to establish that a Transgenic Oil made under this Agreement is safe for use within the Abbott Fields.

(hh)                          “Research Plan” means the detailed written plan and timeline for the Research Project and commercialization as set forth in Exhibit B, as may be amended from time to time by the Development Committee.

(ii)                                  “Research Project” means the research, development and commercialization effort by both Abbott and Arcadia to produce any one or more of one or more of GLA, DGLA or ARA in plant seeds and tissues under the Abbott Only Patents and the Abbott Co-Owned Patents pursuant to the Research Plan under this Agreement.

(jj)                                “Royalty Rate” means either the GLA and DGLA Royalty Rate or the ARA Royalty Rate, depending on whether the particular Transgenic Oil contains GLA and/or DGLA or ARA.

(kk)                          “SDA” means Stearidonic Acid, esters thereof, amides thereof, and acid addition salts thereof.

(ll)                                  “Territory” means the entire world.

(mm)                  “Testing Party” shall have the meaning set forth in Section 2(g).

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

(nn)                          “Third Party” means any person other than Arcadia or Arcadia’s Affiliates or Abbott or Abbott’s Affiliates

(oo)                          “Transgenic Oil” means any oil or lipid that contains any one or more of GLA, DGLA, and/or ARA made pursuant to this Agreement.  As used in this Agreement, Transgenic Oil shall not include Co-Assignee Oil.

(pp)                          “Valid Claim” means a claim of an issued, unexpired patent included in any of the Abbott Co-Owned Patents or Abbott Only Patents, which has not been held or admitted to be invalid, unpatentable or unenforceable by a final non-appealable decision, of a court of competent jurisdiction, administrative agency having authority over patent, or the arbitration court in accordance with Exhibit D.

2.                                      LICENSE GRANT

(a)                                 Exclusive License Grant to Abbott Only Patents.   Subject to the obligations and retained rights in Sections 2(d), 2(e), 2(f), 2(g) and 2(i) below, Abbott hereby grants to Arcadia, under the Abbott Only Patents, Know-How, Abbott Improvements, and Abbott’s interest in the Joint Improvements, a royalty-bearing Exclusive License including the right to sublicense, within the Territory, (i) to make and have made one or more of GLA, DGLA or ARA in plant seeds and plant tissue, and (ii) to use, import, export, sell, and offer to sell one or more of GLA, DGLA or ARA made pursuant to (i) above.  In the event the territorial exclusivity or period of exclusivity of the license granted hereunder is limited by action, laws or regulations of any government, the license granted shall not terminate, but shall remain exclusive to the extent permitted by such government action and shall become non-exclusive in such jurisdiction to the extent necessary to conform with applicable law and regulations.  As soon as practicable after the Original Date, Abbott delivered to Arcadia all Know-How in its possession or control.

(b)                                 License Grant to Abbott Co-Owned Patents.  Subject to the obligations and retained rights in Sections 2(d), 2(e), 2(f), 2(g), 2(h) and 2(i) below, Abbott hereby grants to Arcadia, under the Abbott Co-Owned Patents, Know-How, Abbott Improvements, and Abbott’s interest in the Joint Improvements, a royalty-bearing license including the right to sublicense, within the Territory, (i) to make and have made one or more of GLA, DGLA or ARA in plant seeds and plant tissue, and (ii) to use, import, export, sell, and offer to sell one or more of GLA,

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

DGLA or ARA made pursuant to (i) above.  Except for those rights retained by or granted to the Co-Assignee and as otherwise provided in this Agreement, Abbott hereby agrees that it will not grant to any Third Party any further rights or licenses to the Abbott Co-Owned Patents to (A) make and have made one or more of GLA, DGLA or ARA in plant seeds and plant tissue, and (B) to use, import, export, sell, and offer to sell one or more of GLA, DGLA or ARA made pursuant to (A).  As soon as practicable after the Original Date, Abbott delivered to Arcadia all Know-How in its possession or control.

(c)                                  Non-Exclusive Grant in Microbial Fermentation.            Subject to Sections 2(d), 2(e), 2(f), 2(g), 2(h), and 2(i) below, Abbott hereby grants to Arcadia, under the Abbott Co-Owned Patents, Abbott Only Patents, Know-How, Abbott Improvements, and Abbott’s interest in the Joint Improvements, a royalty-bearing non-exclusive license including the right to sublicense, within the Territory, (i) to make and have made one or more of GLA, DGLA or ARA by microbial fermentation, and (ii) to use, import, export, sell, and offer to sell one or more of GLA, DGLA or ARA made pursuant to (i) above.

(d)                                 Exclusive Purchase Right.  Arcadia grants to Abbott the exclusive right to purchase from Arcadia Transgenic Oil to make or have made products in the Abbott Fields and use, import, export, sell and offer for sale such products in the Abbott Fields.  Arcadia shall not transfer, sell or grant any rights to produce Transgenic Oil to a Third Party for the making, having made, use, import, export, sale or offer for sale by such Third Party of products in the Abbott Fields, and shall contractually restrict any Third Party to whom it sells or transfers Transgenic Oil from any use in products within the Abbott Fields.

Notwithstanding the foregoing, Arcadia grants to Abbott the non-exclusive right to purchase, from Arcadia, ARA Transgenic Oil for the purpose of making or having made Infant Formula, and to use, import, export, sell and offer for sale such products in Infant Formula.  Arcadia may transfer, sell, or grant rights to produce ARA Transgenic Oil to any Third Party for the making, having made, use, import, export, sale or offer for sale by such Third Party for the purpose of making or having made Infant Formula.

(e)                                  Right to Use as Ingredient.  Abbott hereby retains, under the Abbott Co-Owned Patents, Abbott Only Patents, Know-How and Abbott Improvements, a non-exclusive right within the Territory to use, import, export, conduct research and development, sell and offer to

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

sell one or more of GLA, DGLA, or ARA as an incorporated ingredient in any and all current or future products produced by or for Abbott which now, or in the future, incorporate one or more of GLA, DGLA, or ARA as an ingredient.  Abbott shall have no right to sell or offer to sell Transgenic Oil alone, or in combination with any commercial product, produced as a direct result of research and development performed by Abbott under the Abbott Co-Owned Patents, the Abbott Only Patents, Know-How and Abbott Improvements.  Abbott shall have no right to sell, offer to sell or supply Transgenic Oil made hereunder, either alone or in combination with any other component, as an ingredient.

(f)                                   Grant to Abbott.  Arcadia hereby grants to Abbott, under the Arcadia Improvements, a non-exclusive license within the Territory, with the right to sublicense, to use, import, export, sell and offer to sell Transgenic Oil as an incorporated ingredient in any current or future Abbott product which now, or in the future, incorporates one or more of GLA, DGLA, and ARA as an ingredient in such finished product, but excluding nutritional supplements (in pill, capsule, or liquid concentrate form) personal care products, industrial use products, and products for non-human use.  Arcadia hereby grants to Abbott, under the Arcadia Improvements, a non-exclusive license, without the right to sublicense, within the territory, to conduct research and development on one or more of GLA, DGLA or ARA for the sole purpose of fulfilling its obligations under this Agreement.  Such license to Abbott shall be royalty-free during the period in which Abbott is exclusively sourcing Transgenic Oil from Arcadia.

(g)                                 [...*...].  Abbott represents, and Arcadia acknowledges such representation, that Abbott granted a license to [...*...] executed on [...*...] (the “[...*...] License”), to make or have made DHA and/or EPA in crops or by microbial fermentation, and to use, import, export, sell and offer to sell DHA and/or EPA.  Abbott further represents, and Arcadia acknowledges such representation, that such DHA and/or EPA oil could contain residual amounts of one or more of GLA, DGLA or ARA.  Arcadia agrees that, with regard to [...*...] where the residual one or more of GLA, DGLA or ARA is [...*...] percent ([...*...]) or less, Arcadia shall not assert a claim against [...*...] or the then current successor to or assignee of the [...*...] License for infringement of the Abbott Co-Owned Patents, Abbott Only Patents, Know-How and Improvements based upon the fact that such [...*...] contains one or more of GLA, DGLA or ARA, and Arcadia shall take no action

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against [...*...] in connection therewith.  Arcadia further agrees that, with regard to [...*...] where the residual one or more of GLA, DGLA or ARA is between […*…] percent […*…] and […*…] percent […*…], Arcadia shall not assert a claim against [...*...] for infringement of the Abbott Co-Owned Patents or Abbott Only Patents based upon such [...*...], and Arcadia shall take no action against [...*...] in connection therewith; provided, however, that the Royalty Rate shall be adjusted as provided in Section 4(d).  Either Party may test [...*...] (“Testing Party”) to determine the residual quantities of one or more of GLA, DGLA, or ARA, if any.  If the other Party disputes the determination of the Testing Party, the other Party may submit the [...*...] to an independent laboratory qualified to determine quantities of residual oils to determine the residual quantities of one or more of GLA, DGLA or ARA, and the Parties hereby agree to be bound by the determination of such independent laboratory with respect to that [...*...].  The Party challenging the determination of the Testing Party shall pay the costs of the independent laboratory, unless the results show that the Testing Party’s results were inaccurate and the Testing Party shall cover the costs of the independent laboratory.  Nothing contained in this Section 2(g) shall prevent Arcadia from granting a sublicense of its rights under this Agreement to [...*...] for the production of one or more of GLA, DGLA or ARA and from enforcing such sublicense against [...*...].

(h)                                 Co-Assignee Oil.  Abbott hereby represents and Arcadia acknowledges such representation that [...*...] and its Affiliates, specifically including [...*...] (collectively, “Co-Assignee”) retain the right under the Abbott Co-Owned Patents to make or have made SDA, ARA, DGLA, docosahexaenoic acid (“DHA”) and/or eicosapentaenoic acid (“EPA”) in plants seeds, plant tissue, and by microbial fermentation and to use, import, export, sell and offer to sell SDA, ARA, DGLA, DHA and/or EPA oil(s) alone or in combination with GLA (“Co-Assignee Oil”) only so long as the ratio of such oils to GLA is greater than [...*...] and the residual of GLA is less than or equal to [...*...]%). Arcadia agrees that with regard to Co-Assignee Oil where the ratio of SDA, ARA, DGLA, DHA and/or EPA to GLA is greater than [...*...] and the residual of GLA is less than or equal to [...*...]%), Arcadia shall not pursue Co-Assignee or the then current successor to, assignee of or sublicensee of the Co-Assignee for infringement of the Abbott Co-Owned Patents, Know-How and Improvements based on the fact that such oil contains GLA, and Arcadia shall take no

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action against the Co-Assignee in connection therewith.  Provided, however, that Abbott agrees that upon Arcadia’s reasonable request, Abbott will enforce its rights under the agreement between Abbott and Co-Assignee with respect to the restriction on Co-Assignee Oil.

(i)                                    Residual Stearidonic Acid.  The Parties acknowledge that one or more of GLA, DGLA or ARA made in plant seeds, plant tissue or by microbial fermentation may contain residual SDA.  Abbott hereby grants to Arcadia, under the Abbott Co-Owned Patents, Abbott Only Patents, Know-How and Abbott Improvements, a royalty-free, non-exclusive license including the right to sublicense, within the Territory, (i) to make and have made SDA as a residual, less than four percent (4%), in Transgenic Oil produced in plant seeds, plant tissue and by microbial fermentation, and so long as the ratio of GLA, DGLA and/or ARA to SDA is greater than three to one (3:1), and (ii) to use, import, export, sell, sell for use, offer to sell and otherwise commercialize and exploit the residual SDA made pursuant to clause (i), above.

(j)                                    Medical Nutritional Verification Rights. Upon request by Arcadia, and not more than once per calendar year, Abbott shall provide detailed records of its promotional spending activities relating to products that Abbott has identified as Medical Nutritionals.

3.                                      IMPROVEMENTS

“Improvements” made under this Agreement mean any and all new developments, enhancements, additions, inventions, modifications, formulations, derivative works, changes, data, discoveries, findings, methods of manufacture and production (whether patentable or not) of GLA, DGLA, and/or ARA under the Abbott Co-Owned Patents, Abbott Only Patents, Know-How, Research Project or Commercial Manufacture made by either Party, but shall not include clinical efficacy trials conducted by, or on behalf of Abbott or Arcadia, or data related thereto except to the extent disclosed pursuant to Section 6(d).  The Parties recognize that development of Transgenic Oil in accordance with this Agreement may result from or involve Improvements by members of the Development Committee or other employees or agents of the Parties, and agree to the following provisions relating thereto:

(a)                                 “Arcadia Improvement” means an Improvement under the Abbott Co-Owned Patents, Abbott Only Patents, Know-How, Research Project or Commercial Manufacture that is conceived and reduced to practice solely by employees or agents of Arcadia during the term of

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this Agreement that relates or pertains to genetic material, plant seeds, plant tissues, micro-organisms, methods or processes for producing Transgenic Oil.  Arcadia Improvements shall not include in-vitro, animal and clinical data regarding the efficacy of Transgenic Oil in affecting human or non-human diseases except to the extent disclosed pursuant to Section 6(d) or any improvements in plant transformation and regeneration methods.  Arcadia Improvements shall be subject to the terms and conditions of this Agreement.  Arcadia shall pay for and be responsible for preparing, filing, prosecuting and maintaining any patent applications and patents directed to Arcadia Improvements.  Arcadia shall provide Abbott ample opportunity to review and comment on such patent applications, prosecution documents and foreign applications prior to their filing.

(b)                                 “Joint Improvement” means an Improvement under the Abbott Co-Owned Patents, Abbott Only Patents, Know-How, Research Project or Commercial Manufacture that is: (1) jointly conceived or jointly reduced to practice by an employee or agent of Arcadia and an employee or agent of Abbott, or (2) conceived of by an employee or agent of either Arcadia or Abbott and reduced to practice by an employee or agent of the other Party, or was conceived by an employee or agent or contractor of Abbott in the course of research funded by Arcadia, or was conceived by an employee or agent or contractor of Arcadia in the course of research funded by Abbott, during this Agreement.  Joint Improvements shall belong jointly to Abbott and Arcadia with enjoyment of full ownership rights subject to the terms and conditions of this Agreement.  Arcadia and Abbott shall jointly be responsible for preparing, filing, prosecuting and maintaining any patent applications and patents directed to Joint Improvements (“Joint Patents”), and shall share all costs associated therewith evenly.  The Parties shall decide which Party shall take primary responsibility for preparing, filing, prosecuting and maintaining such patent applications and patents.  The other Party shall be given ample opportunity to provide input and to review any and all documents prior to their filing with a patent office.

(c)                                  “Abbott Improvement” means an Improvement under the Abbott Co-Owned Patents, Abbott Only Patents, Know-How, Research Project that is conceived and reduced to practice solely by employees or agents of Abbott during the term of this Agreement that directly relates or pertains to genetic material and patent claims associated thereto, micro-organisms, methods or processes for producing Transgenic Oil. Abbott Improvements shall not include in-

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vitro, animal and clinical data regarding the efficacy of Transgenic Oil or Abbott Transgenic Oil in affecting human or non-human diseases except to the extent disclosed pursuant to Section 6(d).  Abbott Improvements shall be subject to the terms and conditions of this Agreement.  Abbott shall pay for and be responsible for preparing, filing, prosecuting and maintaining any patent applications and patents directed to Abbott Improvements, which shall be added to Exhibit A or Exhibit A-1.  Abbott shall provide Arcadia ample opportunity to review and comment on such patent applications, prosecution documents and foreign applications prior to their filing.

(d)                                 From time to time patent counsel for the respective Parties shall confer and determine how best to protect any Arcadia Improvements, Abbott Improvements and Joint Improvements.  If a Party or the Parties decide that patent applications should be filed, then each Party agrees to make available to the other all information in its possession required to complete the patent application and prosecution.  Each Party shall cooperate with the other and execute those documents required to complete the patent filing and prosecution thereof.

4.                                      CONSIDERATION

(a)                                 Consideration for this Agreement.  The Parties hereby agree to amend and restate the terms of their Original Agreement and First Amendment thereto, dated March 24, 2006.  In consideration for this Amended and Restated Agreement, the Parties agree to revise their mutual rights and obligations as set forth in the Original Agreement and First Amendment.  As further consideration, the Parties agree that Abbott will pay Arcadia an additional royalty of the Net Trait Fee on Co-Assignee Oil as set forth on Exhibit C.

(b)                                 License Fee.  The Parties acknowledge that Arcadia paid [...*...] in cash to Abbott, upon execution of the Original Agreement.

(c)                                  Research and Development Fee.  Arcadia provided minimum funding in the amount of [...*...] to Abbott between 2003 and 2005 for research under the Research Plan related to broadening and strengthening of Abbott Co-Owned or Abbott Only Patents on genes used for the production of GLA, DGLA, and/or ARA in plants.  An initial payment of [...*...] was paid to Abbott upon

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signing of the Original Agreement and other payments were made as described in the Research Plan.

(d)                                 Royalty.  In partial consideration for licenses granted herein, Arcadia shall pay to Abbott as follows:

(i)                                     For Transgenic Oil containing GLA and/or DGLA as the sole product, a royalty of the Royalty Rate times Net Sales of Transgenic Oil; subject to any adjustments as provided below, the “GLA and/or DGLA Royalty Rate” shall be determined as follows:

GLA and/or DGLA	Cumulative royalties paid during the Term
Royalty Rate	Above	Up to
[...*...]	[...*...]	[...*...]
[...*...]	[...*...]	[...*...]
[...*...]	[...*...]

For example, if Arcadia has paid cumulative royalties of [...*...] and has Net Sales of Transgenic Oil in the next quarter of $[...*...], the calculation of royalty is as follows: ([...*...]% x $[...*...] = $[...*...]) + ([...*...]% x $[...*...] = $[...*...]) = $[...*...].

(ii)                                  For Transgenic Oil containing ARA, a royalty equal to the ARA Royalty Rate times non-Abbott Net Sales of ARA Transgenic Oil.  Subject to any adjustments as provided below, the “ARA Royalty Rate” shall be determined as follows:

Annual non-Abbott Sales Volume – pounds of ARA Transgenic Oil (40% ARA)	ARA Royalty Rate
Up to [...*...] MM	[...*...]	%
up to [...*...] MM	[...*...]	%
up to [...*...] MM	[...*...]	%
up to [...*...] MM	[...*...]	%
up to [...*...] MM	[...*...]	%
> [...*...] MM	[...*...]	%

Notwithstanding the applicable ARA Royalty Rate stated above, should the concentration of ARA in the ARA Transgenic Oil be other than 40%, the annual volume requirements shall change proportionally.  For example, in the event that Arcadia produces an ARA Transgenic Oil that contains a concentration of 20% ARA, the annual volume

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requirements set forth in the chart above would be doubled, so that, for example, non-Abbott sales of up to [...*...] MM pounds of ARA Transgenic Oil would be subject to an ARA Royalty Rate of [...*...]%.

In the event that [...*...] or a successor or assignee to the [...*...] License produces more than [...*...] pounds of [...*...] with a GLA/DGLA and/or ARA content of greater than [...*...] percent ([...*...]%) but less than [...*...] percent ([...*...]%) in a given calendar year, the Royalty Rate beginning on the date [...*...]’s production exceeds the above threshold and continuing during the following twelve-month period, shall be reduced by [...*...] percent [...*...]).  If [...*...] produces more than [...*...] of [...*...] with a residual one or more of GLA, DGLA or ARA content of greater than [...*...]%) but not more than [...*...] percent ([...*...]%) in the above example, the calculation of royalty would be as follows: ([...*...]% x $[...*...] = $[...*...]) + ([...*...]% x $[...*...] = $[...*...]) = $[...*...].

(iii)                               For a combination product sold by Arcadia or an Arcadia Affiliate that contains Transgenic Oil and one or more additional components and for which there is an existing marketable application for such combination product, then the royalty will be (a) the applicable Royalty Rate, times (b) the weight, times (c) the weight percentage of Transgenic Oil in the combination product, times (d) the average net selling price of such Transgenic Oil in such marketable application on a per unit weight percentage basis for the Calendar Quarter for which royalties are being calculated.  For example, if Arcadia has paid cumulative royalties of $[...*...] and sells [...*...] pounds of soy powder (a combination product) containing [...*...] percent ([...*...]%) by weight of a Transgenic Oil and the average net selling price of a comparable application of such Transgenic Oil is [...*...] the calculation of royalty is [...*...]% x [...*...]% x $[...*...] = [...*...].

(iv)                              For a combination product sold by Arcadia or an Arcadia Affiliate that contains Transgenic Oil and one or more additional components and for which there is no existing marketable application for such combination product, then the royalty will be (a) the applicable Royalty Rate, times (b) the weight, times (c) the weight percentage of Transgenic Oil in the combination product, times (d) the higher of, (x) the overall average net selling price of such Transgenic Oil, or (y) the Cost of Goods Sold, on a per unit basis for the Calendar Quarter for which royalties are being calculated.

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(v)                                 If both Parties determine that the royalty for (d) (iii) or (d) (iv) above prohibits commercial success for a particular application, then the Parties will review the financial data and agree to work together in good faith to find a mutually acceptable business resolution of the matter.

(vi)                              Notwithstanding the foregoing provisions of the Section 4(d), if any quantity of Transgenic Oil, either alone or in combination with at least one other component as described above, is used in the manufacture of another product subject to royalty hereunder, or is sold to a sublicensee or an Affiliate of Arcadia, or if rights under more than one patent are used, only one royalty, namely, the royalty applicable to the ultimate product subject to royalty hereunder, shall be paid to Abbott, in order that duplication of royalties be avoided.

(vii)                           If Arcadia must pay to a Third Party license fees or royalties to obtain a patent right from such Third Party that is reasonably needed to make, have made, use, sell, offer for sale, and/or import Transgenic Oil, and the Royalty Rate is [...*...] percent ([...*...]%) or higher, then the royalties described in Sections 4(d) shall be reduced by the amount of such fees and royalties actually paid to such Third Party, but if the Royalty Rate is [...*...] percent ([...*...]%), then the royalties described in Section 4(d) shall be reduced by one-half (1/2) the amount of such fees and royalties actually paid to such Third Party; provided, however, that in no event shall the royalties described in Section 4(d) be reduced below the applicable Royalty Rate minus [...*...] percent ([...*...]%).  For example, if Arcadia has paid cumulative royalties of $[...*...] and has Net Sales of Transgenic Oil in the quarter just completed of $[...*...], but has to pay $[...*...] in royalties to a Third Party, the calculation of royalties is ([...*...]% x $[...*...]) — $[...*...] = $[...*...]; however, the royalty may not be reduced below ([...*...]% x $[...*...]) = $[...*...], so the royalty for the quarter would be $[...*...] given the cumulative royalties paid.

(viii)                        Notwithstanding anything in this Agreement to the contrary, Arcadia shall not owe any royalty payments on sales of Transgenic Oil to Abbott or any Abbott Affiliate and accordingly, such sales shall not be included in calculating Net Sales.

(e)                                  Royalty Report.  Each royalty payment shall be accompanied by a statement which sets forth the following information:

(i)                                     Total quantities sold of Transgenic Oil and amount involved, specified on a country by country basis.

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(ii)                                  Total amounts of any excise taxes, sales taxes, shipping costs, insurance, sales commissions, import/export duties, returns, credits and discounts used to arrive at Net Sales.

(iii)                               Amounts of royalties payable specified in accordance with Section 4(a) and 4(d) above.

(f)                                   Royalty Payments.  Royalty payments shall be paid quarterly in U.S. dollars provided that the royalty payment exceeds one hundred U.S. dollars (US$100).  Royalty payments shall be due and received by Abbott within thirty (30) days after each Calendar Quarter.  The royalty rate shall be computed in U.S. dollars at the exchange rates published in The Wall Street Journal on the last business day of that Calendar Quarter. If any payment under this Agreement is not paid when due, the unpaid amount shall bear interest at an annual rate of two (2) percentage points above the prime lending rate quoted on the last day of said period by The Wall Street Journal until paid.

(g)                                 Royalty Payments - Place.  Royalty payments due Abbott hereunder shall be made by wire transfer to Abbott at [...*...], or pursuant to such other instructions provided in writing by Abbott.

(h)                                 Records and Audit.  Arcadia, its Affiliates and sublicensees (if any) shall keep adequate records in sufficient detail to enable the royalties due to Abbott hereunder to be determined. Said records shall be maintained during for a period of three (3) years following the termination of this Agreement.  Upon fifteen (15) days written notice, said records may be inspected, and employees associated with performance under this Agreement may be interviewed, by an accountant selected by Abbott, approved by Arcadia, which approval shall not be unreasonably withheld, and retained at Abbott’s expense.  Such examination shall be conducted no more than once annually upon request by Abbott, during regular business hours and in such a manner as not to interfere with Arcadia’s normal business activities.  If such examination should disclose any underreporting by Arcadia, Arcadia shall immediately pay Abbott such amount, along with interest calculated pursuant to the terms set forth in this Section 4.  Abbott shall require such accountant to undertake to preserve the confidentiality of all information learned or obtained in connection with such audit; provided, however, the

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accountant shall report to Abbott the amount properly payable and shall provide Abbott with an explanation and detailed calculations for any discrepancy revealed by the audit.  Abbott shall bear the expense of the auditor, provided, however, Arcadia shall reimburse Abbott for all reasonable audit expenses in the event that the audit establishes underpayment in excess of ten percent (10%) of payments properly due hereunder with respect to the audited period.

(i)                                    Taxes.  Any income or other taxes which a paying Party is required by law to pay or withhold on behalf of a receiving Party with respect to royalties or other payments payable to a receiving Party under this Agreement shall be deducted from the amount of such royalties or other payments due, and paid or withheld as appropriate by the paying Party on behalf of the receiving Party.  Any such tax required by law to be paid or withheld will be an expense of, and borne solely by, the receiving Party.  The paying Party will furnish the receiving Party with the best available evidence (receipts, etc.) of such payment or amount withheld as soon as practicable after such payment or such amount is withheld.  The Parties will reasonably cooperate in completing and filing documents required under the provisions of any applicable laws or under any other applicable law in connection with the making of any required tax payment or withholding tax payment in connection with a claim for exemption from, or entitlement to a reduced rate of withholding, or in connection with any claim to a refund of or credit for any such payment.

5.                                      INTELLECTUAL PROPERTY RIGHTS

(a)                                 Ownership.  All right, title and interest in and to all Abbott Only Patents and the Abbott Co-Owned Patents related to Transgenic Oil shall be owned exclusively or jointly by Abbott, as set forth on Exhibit A and Exhibit A-1.  Notwithstanding the foregoing, Abbott has been granted a license, with the right to sublicense, the [...*...] patent shown on Exhibit A, but has no ownership rights to such patent. If Arcadia challenges Abbott’s ownership rights, Abbott can terminate this Agreement to the extent permitted by law.

(b)                                 Other Technology Rights.  Except as otherwise expressly provided in this Agreement, under no circumstances shall a Party hereto, as a result of this Agreement, obtain any ownership interest in or other right to any technology, trade secrets, Know-How, patents,

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pending patent applications, products, or biological materials of the other Party, including items owned, controlled or developed by the other Party at any time pursuant to this Agreement.

(c)                                  Patent Marking.  Arcadia shall mark each Transgenic Oil (or its container or package) made by or on behalf of Arcadia with the applicable patent number or numbers of any issued or pending patents licensed to Arcadia under this Agreement.

(d)                                 Maintenance of Patents.  Unless otherwise specified herein or agreed to in writing by the Parties, during the term of this Agreement Abbott shall ensure that it or its designee diligently prepare, file, prosecute and maintain Abbott Co-Owned Patents (excluding the [...*...] patent) and Abbott Only Patents and keep Arcadia informed of developments in the prosecution thereof.  This shall include: 1) providing Arcadia, upon request by Arcadia, with a copy of any significant communication received from or transmitted to the United States Patent and Trademark Office regarding any of the Abbott Co-Owned Patents and Abbott Only Patents, and 2) providing Arcadia an opportunity to comment upon significant communications.  Except as otherwise expressly provided in this Agreement, Abbott shall be solely responsible for all costs associated with preparing, filing, prosecuting and maintaining Abbott Co-Owned Patents and Abbott Only Patents.  In the event Abbott desires to abandon prosecution or maintenance of any patent application or patent within the Abbott Only Patents in any country or region, it shall, within sufficient time, offer to permit Arcadia to assume the prosecution of such patent application or the maintenance of such patent.  If Arcadia elects to assume the same, it shall have the right to offset the full cost of such maintenance and prosecution against the royalty otherwise owed to Abbott from Net Sales in such country or region.

(e)                                  Enforcement of Abbott Patents.  In the event Abbott or Arcadia have reason to believe that a third person may be infringing any of the Abbott Co-Owned Patents, Abbott Only Patents or Joint Patents, such Party shall promptly notify the other Party in writing.  Except as set forth in Section 2(b), Abbott shall have the option, in its sole discretion, to enforce the Abbott Co-Owned Patents, Abbott Only Patents or Joint Patents, through legal action or otherwise, and Arcadia shall cooperate with Abbott in such enforcement.  Such cooperation shall include, but not be limited to, complying with discovery requests, providing access to potential witnesses, and taking such other actions as are reasonably required to institute and

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prosecute any action brought by Abbott.  Arcadia shall provide such assistance at no charge to Abbott.

In the event Abbott elects not to enforce the Abbott Only Patents or Joint Patents within three (3) months after notice of the possible infringement is given between Abbott and Arcadia, Arcadia may enforce the Abbott Only Patents or Joint Patents, in its own name or, if required by law, jointly with Abbott, at its own expense and on its own behalf, in such country or region.  Abbott shall cooperate with Arcadia in any such action.  Such cooperation shall include, but not be limited to, complying with discovery requests, providing access to potential witnesses, and taking such other actions as are reasonably required to institute and prosecute any action brought by Arcadia.  Abbott shall provide such assistance at no charge to Arcadia.

Any damage award or monetary settlement shall be shared by Abbott and Arcadia as follows.  In the event that the action is brought by either Party in the name of Arcadia or Abbott, then each Party shall be reimbursed for their out-of-pocket costs associated with the litigation, including any and all legal fees.  In the event that Abbott brings the action, then Abbott shall be entitled to the remaining amount of any such award or settlement.  In the event that Arcadia brings the action, then Arcadia shall be entitled to the remaining amount of any such award or settlement.  In the event that the action is brought jointly by Arcadia and Abbott, the remaining amount of any such award or settlement shall be divided equally between Arcadia and Abbott.

Arcadia may not settle any such claim or suit in any manner that would adversely affect the Abbott Co-Owned Patents or Abbott Only Patents.  Abbott may not settle any such claim or suit in any manner that would adversely affect the rights granted to Arcadia under the Abbott Co-Owned Patents or Abbott Only Patents.

6.                                      RESEARCH PROJECT; REGULATORY MATTERS

(a)                                 Transgenic Oil Development.  Arcadia shall use reasonable commercial efforts to develop and produce Transgenic Oil in accordance with the Research Plan and shall use commercially reasonable efforts to commercialize and develop the market for Transgenic Oil.  Arcadia shall assume and retain responsibility for commercial development and production of oils with one or more of GLA, DGLA or ARA oil profiles required by Abbott as reflected in the Research Plan, and for obtaining the necessary Regulatory Approval as well as approvals in

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those countries where it is financially and technically feasible and mutually agreeable to both Parties, to use commercially reasonable efforts to establish that such plants and their oils with the oil profiles required by Abbott are safe for commercial distribution and Arcadia shall share such documentation with Abbott.  Each Party will be responsible for any additional regulatory requirements that may be necessary to market products that utilize Transgenic Oil within its respective fields of use (such as safety or efficacy for a specific intended consumer population).

For example, and without limitation, Abbott shall comply with all applicable present or future laws, regulations, directives, instructions, directions or rules of any competent governmental or regulatory authority within the United States with respect to the use of ARA Transgenic Oil in Infant Formula in the United States, and Abbott shall secure any required government or regulatory approval(s) applicable to the same.  Abbott may, but is not obligated to, secure any governmental or regulatory approval with respect to the use of ARA Transgenic Oil in Infant Formula in any country or countries outside of the United States.  Abbott agrees to make available to Arcadia all details of its regulatory submissions, including data, and shall allow Arcadia to use the same in connection with obtaining regulatory approval(s) outside the United States.

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(b)                                 Third Party Rights and Arcadia Improvements.  Arcadia shall be responsible for obtaining any Third Party intellectual property rights to the extent commercially feasible that are necessary and appropriate for the development and production of Transgenic Oil under the Research Project and for commercialization of Transgenic Oil.  If a patent infringement suit is brought or threatened, by a Third Party alleging that Arcadia’s production, manufacture or sale of Transgenic Oil or finished product containing Transgenic Oil infringes the patent rights of that Third Party and cause of action could not be asserted but for one, or more, of the nucleotide sequences provided to Arcadia by Abbott under this Agreement, then the following provision will apply.  Arcadia, at its option and own expense, may defend or settle such suit.  Arcadia shall be entitled to set-off against any royalty payable to Abbott any damages awarded against Arcadia by a court of competent jurisdiction, any consideration, whether monetary or non-monetary, paid by Arcadia to settle such suit, and legal expenses associated with defending such suit.

The foregoing right of set-off shall not exceed [...*...] percent ([...*...]%) of the royalty payable under Section 4.  Such set-off of royalty shall only apply to the specific nucleotide sequence(s) and any plant(s), seed(s), or oil(s) which contain or were produced using said sequence(s) that infringe the patent rights of that Third Party.  Abbott shall have the right, but not the obligation, to resolve any Third Party intellectual property rights related to any Abbott nucleotide sequences supplied under this Agreement that are necessary and appropriate for the development and sale of Transgenic Oil, at Abbott’s sole cost, except where such settlement may or actually does impair Arcadia’s rights under this Agreement.

The Parties acknowledge that this set-off is only applicable to Third Party patents involving the nucleotide sequences licensed by Abbott to Arcadia under this Agreement.  This provision does not apply to any other Third Party patent that may be potentially relevant to the production or sale of Transgenic Oils such as claims to promoters, germplasms, seeds, etc.  The Parties agree that these other Third Party patents are solely Arcadia’s financial responsibility except for any Third Party intellectual property rights concerning one or more of the nucleotide sequences under the Abbott Co-Owned Patents or Abbott Only Patents or Know-How as set forth in the first paragraph of this section.

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(c)                                  Development Committee.  Arcadia and Abbott shall establish a development committee (the “Development Committee”) comprised of no more than three (3) representatives of each of Arcadia and Abbott.  The Development Committee shall be chaired by a member thereof designated from time to time by Arcadia.  The Development Committee shall oversee the Research Plan, Milestones and development and production of plants and microorganisms that produce Transgenic Oil in accordance with the Research Plan.  The Development Committee may revise the Research Plan and the Milestones as deemed necessary and appropriate by unanimous written consent of all members.  Meetings of the Development Committee shall be at least biannual and at such times and places or in such form (e.g., in person, telephonic or video conference) as the members of the Development Committee shall determine.  Representatives of both Parties shall be present at any meeting of the Development Committee.  Decisions of the Development Committee shall be made by a written consent signed by all six (6) members thereof.  The Development Committee shall keep minutes of its deliberations setting forth, among other matters, all proposed actions and all votes thereon.  All records of the Development Committee shall at all times be available to both Parties.  The Development Committee by unanimous consent may delegate to one Party or to a specific representative the authority to make certain decisions.  The Development Committee may revoke such authority by the written consent of four members.  All disagreements within the Development Committee shall be subject to the following:

(i)                                     The members of the committee will endeavor in good faith for a period of not more than ninety (90) days to attempt to resolve the disagreement;

(ii)                                  If the members of the committee are unable to resolve the disagreement by the end of such period, the committee shall promptly present the disagreement to the President of Ross Products Division and the President of Arcadia or their respective designees, and the two executives shall endeavor to resolve the disagreement for a period of not more than thirty (30) days;

(iii)                               If the two executives are unable to resolve this disagreement, the disagreement shall be submitted for ADR as provided in Section 12(a).

(d)                                 Clinical Trials.  Arcadia shall be responsible for any and all clinical trials in connection with obtaining Regulatory Approval of Transgenic Oil as deemed necessary and

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appropriate by the Development Committee.  Abbott may also conduct clinical trials on Transgenic Oil for use in humans and, until the last to occur of the first Commercial Sale or conclusion of all Milestones, Abbott will share the summary outcomes of such clinical trial with Arcadia, provided, that prior to disclosing the summary outcomes of such clinical trial (i) Abbott shall, in its sole discretion, determine whether to obtain intellectual property protection over the study and its results, (ii) Abbott shall, in its sole discretion, determine when and what portions of the clinical trial to disclose to Arcadia, and (iii) Arcadia shall execute a confidentiality agreement covering all information provided by Abbott under this Section 6(d).  Notwithstanding the foregoing, and subject to any restrictions that Abbott may have on its disclosure, upon Arcadia’s request, Abbott will provide to Arcadia clinical trial information to the extent that such information is required or would be useful in obtaining Regulatory Approval, and provided that Arcadia shall execute a confidentiality agreement covering all such information provided by Abbott. Arcadia may also conduct clinical trials on Transgenic Oil for use in non-humans and until the later to occur of first Commercial Sale or achievement of all Milestones, Arcadia will share the summary outcomes of such clinical trials with Abbott, provided, that prior to disclosing the summary outcomes of such clinical trial (i) Arcadia shall, in its sole discretion, determine whether to obtain intellectual property protection over the study and its results, (ii) Arcadia shall, in its sole discretion, determine when and what portions of the clinical trial to disclose to Abbott, and (iii) Abbott shall execute a confidentiality agreement covering information provided under this Section 6(d).  Notwithstanding the foregoing, each Party shall provide notice to the other Party of clinical trials conducted by the Party if the other Party’s rights or financial interests could be materially adversely affected by a negative outcome of such clinical trial.

(e)                                  Milestones.  Each Party shall use commercially reasonable efforts to meet their Milestones set forth in Exhibit B.  The Development Committee may revise the Milestones and the timeframe for completion of such Milestones by unanimous written consent of all members, each acting reasonably and in good faith.  In deciding whether it is necessary and appropriate to revise the Milestones or the timeframe for completion, the Development Committee shall take into consideration the scientific, technical, development and regulatory difficulties encountered and likely to be encountered as well as the costs of over coming such difficulties in light of the

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market and profit potential of Transgenic Oils.  Further, if the ability of a Party to achieve any given Milestone is dependant on the achievement by the other Party of another Milestone that is a prerequisite or precursor to the given Milestone, then the applicable timeframe for achieving any such given dependant Milestone may be extended by unanimous decision of the Development Committee.

7.                                      CONFIDENTIALITY

(a)                                 Confidentiality.  Neither Party shall use or disclose any Confidential Information received by it pursuant to this Agreement without the prior written consent of the other.  This obligation will continue during and for a period of five (5) years after expiration or earlier termination of this Agreement.

(b)                                 Disclosure.  Nothing contained in this Section shall be construed to restrict the Parties from disclosing Confidential Information without the written consent of the other Party as required:

(i)                                     for regulatory, tax or customs reasons;

(ii)                                  for audit purposes, subject to the confidentiality obligations contained herein;

(iii)                               by Court order or other government order or request, as long as reasonable efforts have been made to assure its confidentiality or the other Party is timely notified to make such efforts; or to accounting, tax and legal advisors and independent consultants who are under a duty of confidentiality consistent with the terms of this Agreement and who are performing services related to this Agreement for either Party; to Affiliates and sublicensees who are under a duty of confidentiality consistent with the terms of this Agreement for the purpose of exercising its rights or fulfilling its obligations under this Agreement; or

(iv)                              for Arcadia to disclosure specifications for Transgenic Oil to Third Parties for purposes of selling Transgenic Oil as permitted hereunder, provided that Arcadia shall not disclose any of Abbott’s Transgenic Oil specifications.

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8.                                      SUPPLY OF TRANSGENIC OIL

(a)                                 Supply of Abbott Requirements.  Subject to the price provisions of Section 8(b), 8(c) and 8(d) and availability of Abbott Transgenic Oil, during the term of this Agreement, if Arcadia develops an Abbott Transgenic Oil for which Abbott has obtained all required additional regulatory approvals (above and beyond Regulatory Approval) for use of such Abbott Transgenic Oil in products within the Abbott Fields, then Abbott shall purchase from Arcadia, and Arcadia shall supply to Abbott, one hundred percent (100%) of Abbott’s requirements of Abbott Transgenic Oil, subject to such Abbott Transgenic Oil satisfying all applicable regulatory requirements and gaining a reasonable level of consumer acceptance as determined by Abbott in its sole reasonable discretion.  Abbott may purchase and Arcadia shall supply Abbott’s orders of Abbott Transgenic Oil for use in any other current or future Abbott product outside the Abbott Fields, under the terms and conditions of this Agreement.

(b)                                 Price of GLA and/or DGLA Transgenic Oil for Abbott Fields.  The supply price for Abbott Transgenic Oil containing GLA and/or DGLA for inclusion in products within the Abbott Fields will be determined at least three (3) months prior to the beginning of the field planting period for each crop cycle that will be used to produce such Abbott Transgenic Oil.  The supply price of such Abbott Transgenic Oil shall be determined as follows:

(i)                                     Bids for commodity refined, bleached, and deodorized oil, in drum quantities FOB refinery, from the species canola or safflower to be used to produce the GLA and/or DGLA Transgenic Oil will be obtained by Arcadia from three qualified suppliers agreed to by Arcadia and Abbott.  Arcadia shall provide Abbott with copies of the bids from all three suppliers (“Reference Price”).  The average of the three bids will be multiplied by [...*...] if canola oil is used, or [...*...] if safflower oil is used.  Such Abbott Transgenic Oil will be supplied in drum quantities, FOB refinery.

(ii)                                  Notwithstanding the foregoing, the supply agreement shall provide terms that will allow the supply price for such Abbott Transgenic Oil to be adjusted in the following circumstances:

(A)  In the event that the transgenic plant varieties that produce the GLA and/or DGLA Transgenic Oil yield less than [...*...] percent ([...*...]%) of the average yield of the commodity crop (canola or safflower) used to produce such Transgenic Oil, in the area of production, then Abbott and Arcadia will negotiate in good faith to make the

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appropriate adjustment to the supply price.  The average yield of the commodity crop will be based on statistically valid replicated yield trials that include the variety used to produce such Transgenic Oil and the three leading commodity varieties in the area of actual production.

(B)  In the event that crushing of the seed used to produce the GLA and/or DGLA Transgenic Oil and refining of Transgenic Oil do not occur at the same facility, then any freight costs associated with transporting crude Transgenic Oil to a refinery will be added to the supply price.

(C)  In the event that physical or chemical factors associated with the GLA and/or DGLA Transgenic Oil cause crushing and/or refining losses that vary by more than [...*...] percent ([...*...]%) from industry averages for the reference commodity oil, then Abbott and Arcadia will negotiate in good faith to make the appropriate adjustments to the supply price.

(D)  In the event that Abbott specifications, other than those for fatty acid composition, for the GLA and/or DGLA Transgenic Oil vary significantly from the industry norm for oil from the reference crop, and such variances have the effect of increasing physical losses or manufacturing costs, then Abbott and Arcadia will negotiate in good faith to make the appropriate adjustments to the supply price.

(E)  In the event that the supply price for Abbott Transgenic Oil as calculated herein would result in a loss for Arcadia, then Abbott and Arcadia will negotiate in good faith to make adjustments to the supply price.

(c)                                  Price of ARA Transgenic Oil for Abbott Fields.  The Supply Price for ARA Transgenic Oil for inclusion in products within the Abbott Fields shall be [...*...] dollars ($[...*...]) per pound, provided that Abbott fulfills its commitment to provide to Arcadia at least [...*...] dollars ($[...*...]) in research funding that Abbott provides to Arcadia toward the production of ARA Transgenic Oil in Safflower plants (including payments set forth in Exhibit B).  Provided, however, that in the event that Abbott provides additional research funding toward the production of ARA Transgenic Oil, the Supply Price for ARA Transgenic Oil shall be renegotiated so that it is below [...*...] dollars ($[...*...]) per pound.  For avoidance of doubt, regardless of Abbott’s funding after 2007, Arcadia shall continue to develop Transgenic Oil (including ARA Transgenic Oil) in accordance with the Agreement.

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If the amount of ARA in the ARA Transgenic Oil is other than forty percent (40%), the price per pound shall be modified proportionally.  For example, if Arcadia produces an ARA Transgenic Oil with twenty percent (20%) ARA, the price per pound would be [...*...] per pound.

(i)                                     Notwithstanding the supply price provided herein, the supply price to Abbott for ARA Transgenic Oil to be used in an Infant Formula product shall not exceed the discounted amount listed in column two of the table below, wherein the stated discount is taken from the lowest price that ARA Transgenic Oil in like product concentrations is sold to a Third Party for the purpose of producing Infant Formula.  The supply price to Abbott for ARA Transgenic Oil to be used in an Abbott Field other than Infant Formula shall not exceed the discounted amount listed in column three of the table below, wherein the stated discount is taken from the lowest price that ARA Transgenic Oil is sold in like sales quantities, product concentrations, and quality specifications.

Annual non-Abbott Sales Volume – pounds of ARA Transgenic Oil (40% ARA)	Discount - % below lowest price to Third Party (Infant Formula)	Discount - % below lowest price to Third Party (non- Infant Formula)
Up to [...*...]	[...*...]	[...*...]
up to [...*...]	[...*...]	[...*...]
>[...*...]	[...*...]	[...*...]

Notwithstanding the ARA Transgenic Oil supply price stated above, should the concentration of ARA in the ARA Transgenic Oil be other than forty percent (40%), the annual sales volumes shall change proportionally.  For example, in the event that Arcadia produces an ARA Transgenic Oil that contains a concentration of twenty percent (20%) ARA, the sales volumes set forth in the chart above would be doubled, so that, for example, to the first [...*...] pounds of ARA Transgenic Oil sold to Abbott would be at a price at least [...*...] percent ([...*...]%) lower than the lowest price to any Third Party for the purpose of producing Infant Formula.

(d)                                 Price of Transgenic Oil outside Abbott Fields.  Abbott may purchase Transgenic Oil produced by Arcadia for use in products outside of the Abbott Fields at prices to be negotiated in good faith at the relevant time but subject to the following limitations.  If during the term of this Agreement Arcadia produces and sells such Transgenic Oil of comparable grade

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and quality and in similar quantities from the same production run to both a Third Party and to Abbott, at a supply price to Abbott greater than the supply price to the third party, Abbott’s supply price shall be reduced to such lower price.

(e)                                  Terms of Supply of Transgenic Oil.  If supply of the Abbott Transgenic Oil is desired by Abbott or required under this Section 8, Abbott and Arcadia shall enter into a supply agreement with terms and conditions that are consistent with this Agreement.  The supply agreement will, in addition to the foregoing, contain such other terms and conditions as are reasonable and customary in supply agreements for similar products including, without limitation, limitation of liability, warranties, disclaimer of implied and express warranties, and indemnification provisions.  The supply agreement shall provide Abbott with the right to obtain the Abbott Transgenic Oil from an alternative supplier in the event that Arcadia cannot supply one hundred percent (100%) of Abbott’s requirements of Abbott Transgenic Oil.  Abbott acknowledges that Transgenic Oil may be produced from a crop and as such the timing of orders for and delivery of Transgenic Oils will be dependent upon the crop cycle of crop used, including without limitation, the growing season of such crop.  Arcadia will grant Abbott the royalty-free right to use any trademarks that Arcadia may obtain for any Transgenic Oil wherein such trademarks identify the Transgenic Oil as an ingredient and Abbott may mark with the trademark Abbott products containing such Transgenic Oil as an ingredient.  The execution of a supply agreement is not a condition precedent to any of the rights granted to Abbott in this Agreement.

(f)                                   Audit Rights.  In the event that the Abbott Transgenic Oil purchased by Abbott pursuant to Section 8(b) or 8(c) is not distinguishable from Transgenic Oil purchased by Abbott pursuant to Section 8(d) by chemical analysis of the product(s) incorporating such oils, Abbott, its Affiliates and sublicensees (if any) shall keep adequate records in sufficient detail to enable determination of which Abbott products included oil purchased by Abbott pursuant to Section 8(b) or 8(c) and which Abbott products included oil purchased by Abbott pursuant to Section 8(d).  Said records shall be maintained during and for a period of three (3) years following the termination of this Agreement.  Upon fifteen (15) days advance written notice, said records may be inspected by an accountant selected and retained at Arcadia’s expense and approved by Abbott, such approval not to be unreasonably withheld.  Such examination shall be conducted

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no more than once annually upon request by Arcadia, during regular business hours and in such a manner as not to interfere with Abbott’s normal business activities.  Arcadia shall require such accountant to undertake to preserve the confidentiality of all information learned or obtained in connection with such audit; provided, however, the accountant shall report to Arcadia as to whether the products in question included oil purchased by Abbott pursuant to Section 8(b) or 8(c) and which Abbott products included oil purchased by Abbott pursuant to Section 8(d).

9.                                      TERM AND TERMINATION

(a)                                 Term.  Unless otherwise terminated as herein provided, this Agreement shall commence on the Effective Date and shall remain in full force and effect, on a country by country basis, until the last Valid Claim of any patent, including any extensions or re-issues thereof, in each country expires.  Upon expiration of such patent, on a country by country basis, the licenses granted under Sections 2(a), 2(b) and 2(c) with respect to such country shall be thereafter paid-up, perpetual and royalty-free.  The Original Agreement and First Amendment thereto are herby incorporated into this Agreement and superseded by any terms of this Agreement that are in conflict with those prior agreements.

(b)                                 Early Termination by Either Party.  A Party may terminate this Agreement by giving to the other Party sixty (60) days prior written notice upon the bankruptcy or the insolvency of the other Party.

(c)                                  Early Termination by Arcadia.  Arcadia may terminate this Agreement by giving to Abbott sixty (60) days prior written notice in the event of one of the following:

(i)                                     upon the material breach of this Agreement by Abbott if the breach is not cured within sixty (60) days after written notice thereof to Abbott.

(ii)                                  where Arcadia determines, in the exercise of good faith, that it is commercially or technically infeasible to continue this Agreement.  Commercial or technical infeasibility shall include, but not be limited to, a determination that (A) the costs of continuing to develop the products or technologies, or to produce and/or market the products and technologies contemplated by this Agreement exceed the probable return; (B) Third Party rights impede the freedom to operate and are commercially impractical to license or work around; (C)

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the development and/or production of Transgenic Oils is technically infeasible; or (D) obtaining Regulatory Approval for Transgenic Oils is commercially impractical.  With the written notice of termination pursuant to this Section 9(c), Arcadia shall provide to Abbott for informational purposes a statement of why Arcadia believes continuing this Agreement is technically or commercially infeasible including material facts and analyses upon which such belief depends.

(iii)                               where Arcadia determines, in the exercise of good faith, that it is commercially or technically infeasible to continue to develop and/or produce ARA Transgenic Oil, GLA Transgenic Oil, and/or DGLA Transgenic Oil, this Agreement shall be deemed terminated with respect to that particular Transgenic Oil, and the provisions of Section 9(e)(ii), “License to Abbott,” shall apply with respect to that particular Transgenic Oil only, unless termination of that one portion would make it technically infeasible to continue the other programs in which case this Agreement would be terminated in its entirety.  Commercial or technical infeasibility shall include, but not be limited to, a determination that (A) the costs of continuing to develop the products or technologies, or to produce and/or market the products and technologies contemplated, exceed the probable return; (B) third party rights impede the freedom to operate and are commercially impractical to license or work around; (C) the development and/or production of the particular Transgenic Oil is technically infeasible; or (D) obtaining Regulatory Approval for the particular Transgenic Oil is commercially impractical.  With the written notice of termination pursuant to this Section 9(c), Arcadia shall provide to Abbott for informational purposes a statement of why Arcadia believes continuing the particular Transgenic Oil project is technically or commercially infeasible including material facts and analyses upon which such belief depends.

(d)                                 Early Termination by Abbott.  Abbott may terminate this Agreement by giving to Arcadia sixty (60) days prior written notice if:

(i)                                     Upon the failure of Arcadia to issue a recommendation on the selection of plant lines for field trials within the time frame set forth in the Milestones (namely, Milestone [...*...] in Exhibit B), which Abbott acknowledges has been met as of the Effective Date, and has failed to substantially cure such failure sixty (60) days after receipt of written notice thereof; or

(ii)                                  Upon the failure of Arcadia to obtain Regulatory Approval within the timeframe set forth in the Milestones (namely, Milestone [...*...] in Exhibit B), and has failed to

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substantially cure such failure sixty (60) days after receipt of written notice thereof; provided, however, that Abbott may not terminate this Agreement pursuant to this Section 9(d) if Arcadia’s failure under 9(d)(i) or 9(d)(ii) is due to a delay caused by a force majeure event as set forth in Section 12(b).

(iii)                               Upon the failure of Arcadia to issue new development and regulatory timeline plans for the ARA Transgenic Oil (namely, Milestone [...*...] in Exhibit B) and has failed to substantially cure such failure within sixty (60) days after receipt of written notice thereof will be cause for termination by Abbott of this Agreement with respect to the ARA Transgenic Oil, and the provisions of Section 9(e)(ii), “License to Abbott,” shall apply with respect to ARA Transgenic Oil only.

(iv)                              Upon the failure of Arcadia to meet any future Milestones that the Development Committee agrees will become Milestones that, if not achieved will be a cause for termination by Abbott of this Agreement with respect to the ARA Transgenic Oil, and the provisions of Section 9(e)(ii), “License to Abbott,” shall apply with respect to ARA Transgenic Oil only.

(e)                                  Consequences of Termination.

(i)                                     Survival of Liability.

Termination or expiration of this Agreement through any means and for any reason shall not relieve the Parties of any obligation accruing prior thereto and shall be without prejudice to the rights and remedies of either Party with respect to any antecedent breach of any of the provisions of this Agreement.

(ii)                                  License to Abbott.

Upon termination of this Agreement pursuant to Section 9(c)(ii), Section 9(b) caused by bankruptcy or insolvency of Arcadia, or Section 9(d), Arcadia shall, to the extent legally permissible, grant to Abbott an option for a non-exclusive, royalty-bearing license, with the right to sublicense, in the Territory, to all necessary and appropriate background patents, Know How, Arcadia Improvements and all data and information actually used by Arcadia related to producing, obtaining Regulatory Approval for marketing of, manufacture, and use of a Transgenic Oil, including without limitation, trade secrets, technical information, data from

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clinical and pre-clinical studies, regulatory submissions, methods of manufacture, factual knowledge, expertise, assembly and packaging knowledge, specifications, testing programs, testing data, proprietary tools or other proprietary information, in each case derived from or developed under the Research Project to make, have made, use, import, export, sell and offer to sell Transgenic Oil developed hereunder.  The royalty rate for such license shall not exceed [...*...] percent ([...*...]%) of Abbott’s net sales or other exchange for value of the Transgenic Oil, but if no marketable application for the Transgenic Oil exists, such royalty shall be calculated as set forth in Section 4(c) above.  If Arcadia elects not to proceed with commercialization of at least one Abbott Transgenic Oil, which shall be a cause for termination of this Agreement, Arcadia shall provide Abbott with the most developmentally advanced existing DNA constructs developed by or for Arcadia that contain the nucleotide sequences under the Abbott Co-Owned Patents or Abbott Only Patents and Know-How along with relevant data for use by Abbott.  Depending upon the Parties progress under the Research Plan, Arcadia shall also provide Abbott with the following, to the extent developed by or for Arcadia or its licensee or assignee: (1) micro-organisms containing Abbott nucleotide sequences, and (2) seeds from existing plant transformants, containing DNA constructs for expression of Abbott genes for producing Transgenic Oil along with relevant data and information for use by Abbott.   If termination occurs after the sale of Transgenic Oil to Abbott, then Arcadia will provide Abbott with, in addition to items one and two above, Transgenic Oil for up to twenty four (24) months at the price set forth in Section 8 above as specified in a binding purchase order and in the quantity specified in that order.

10.                               REPRESENTATIONS AND WARRANTIES

(a)                                 Abbott Representations and Warranties.  Abbott represents and warrants to Arcadia as follows:

(i)                                     Exhibit A and Exhibit A-1 sets forth a complete and accurate list of patents and patent applications that are either solely owned or jointly owned, solely controlled, or licensed to Abbott, or jointly controlled by Abbott and managed by Ross Products Division that pertain to GLA, DGLA, or ARA production in plant seeds and tissues or by microbial fermentation as of the date of this Agreement (not including patents and patent applications that

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pertain to food compositions).  To the best of Abbott’s knowledge, each patent listed on Exhibit A and Exhibit A-1 is validly issued under the laws of the country which issued it.  To the best of Abbott’s knowledge, Abbott owns, co-owns or has a valid license with the right to sublicense the patents listed in Exhibit A and Exhibit A-1 and no challenge has been made to the validity of the patents.  To the best of Abbott’s knowledge, there are no actual or threatened claims by a Third Party against Abbott’s ownership of, or proprietary rights to the Abbott Co-Owned Patents, Abbott Only Patents or Abbott Know-How.  This Exhibit may be updated by Abbott to reflect new and additional patent filings.

(ii)                                  To the best of Abbott’s knowledge, there is no pending or threatened Third Party lawsuit, claim, action or demand which relates to the production of one or more of GLA, DGLA or ARA under the Abbott Co-Owned Patents or Abbott Only Patents.

(iii)                               Abbott has all necessary corporate power and authority to enter into this Agreement, perform its obligations hereunder and license the Abbott Co-Owned Patents or Abbott Only Patents.  Abbott’s performance and Arcadia’s rights under this Agreement do not conflict with any other contract to which Abbott is bound, including, without limitation, the agreement between Abbott and Co-Assignee referenced in Section 2(h) of this Agreement.

(iv)                              To the best of Abbott’s knowledge, there are no other Third Party patents or other proprietary rights specifically claiming rights to a nucleotide sequence under the Abbott Co-Owned Patents or Abbott Only Patents and Know-How for the production of one or more of GLA, DGA or ARA hereunder which would be infringed by the commercial exploitation in the Territory, by Arcadia or its Affiliates, of the Abbott Co-Owned Patents or Abbott Only Patents.

(v)                                 Other than the patents and patent applications listed on Exhibit A and Exhibit A-1,  Abbott represents and warrants that it is not the assignee, co-assignee, or licensee, of any patents, or patent applications, that would preclude Arcadia from exercising any of the rights granted hereunder.  This representation and warranty should not be construed to cover Arcadia, its Affiliates, its sublicensees, or their respective customers’ use, importation, exportation, selling, or offering to sell which occur outside the scope of the license granted in Section 2 above.  Furthermore, this representation and warranty should be not be construed to cover Arcadia, its Affiliates, its sublicensees, or their respective customers’ products, formulations, dosage forms and the like which contain Transgenic Oil if such products,

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formulations, dosage forms and the like are outside the scope of the license granted in Section 2 above.

(vi)                              The Abbott Co-Owned Patents, Abbott Only Patents and Abbott Know-How are not subject to 35 U.S.C. § 200 et seq. (“March In” rights) and will remain free of such rights during the term of this Agreement.

(b)                                 Arcadia’s Representations and Warranties.  Arcadia represents and warrants to Abbott as follows:

(i)                                     The execution and delivery of this Agreement and the performance by Arcadia of the transactions contemplated hereby have been duly authorized by all necessary corporate actions.

(ii)                                  Arcadia has all necessary corporate power and authority to enter into this Agreement and perform its obligations hereunder.  Arcadia’s performance under this Agreement does not conflict with any other contract to which it is bound.

(iii)                               Except to the extent of any limitations or restrictions contained in redactions not disclosed to Arcadia, Arcadia is aware of and has reviewed a redacted version of the License Agreement between Abbott and [...*...] for the production of DHA and/or EPA, and acknowledges receipt of information from Abbott that at the time of execution of the Original Agreement that [...*...] is producing DHA and/or EPA in experimental seed which contains one or more of GLA, DGLA or ARA as residual oils.

(iv)                              Arcadia has or will use reasonable best efforts to obtain all necessary and appropriate expertise and intellectual property for the development, commercialization and regulatory approval of Transgenic Oil.

(v)                                 With regard to any Transgenic Oil supplied by Arcadia to Abbott pursuant to this Agreement and not pursuant to a future supply agreement, such Transgenic Oil shall be manufactured: (a) in accordance with relevant good manufacturing practices, (b) according to any specifications provided to Arcadia by Abbott, and (c) shall not, to the best of Arcadia’s knowledge, infringe any Third Party patent or other Third Party intellectual property rights.

(c)                                  No Additional Representation or Warranty.  EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

OR WARRANTY AND EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL OTHER WARRANTIES, EXPRESS, IMPLIED OR OTHERWISE, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

11.                               INDEMNITY

(a)                                 Indemnification by Abbott.  Abbott shall indemnify and hold harmless Arcadia, its Affiliates and their respective officers, directors, employees and agents from and against claims, demands, liabilities, damages, losses and expenses, including reasonable attorney’s fees and costs, actually incurred by the indemnified party arising out of or in connection with any lawsuit, claim, action or demand (“Claims”) based upon (i) the negligence, recklessness, intentional misconduct or negligent or willful omissions of Abbott or its Affiliates; (ii) breach by Abbott or its Affiliates of the terms of, or the covenants, representations and warranties made by it in this Agreement; and (iii) use by or on behalf of Abbott or any of its Affiliates of any Transgenic Oil for clinical trials where such Claim is not due to the negligence, recklessness, intentional misconduct or negligent or willful omissions of, or breach by Arcadia or its Affiliates.

(b)                                 Indemnification by Arcadia.  Arcadia shall indemnify and hold harmless Abbott, its Affiliates and their respective officers, directors, employees and agents from and against claims, demands, liabilities, damages, losses and expenses, including reasonable attorney’s fees and costs, actually incurred by the indemnified party arising out of or in connection with any Claims based upon (i) the negligence, recklessness, intentional misconduct or negligent or willful omissions of Arcadia or its Affiliates; (ii) breach by the Arcadia or its Affiliates of the terms of, or the covenants, representations and warranties made by it in this Agreement; (iii) manufacture by the Arcadia or any of its Affiliates of any Abbott Transgenic Oil which is not in compliance with the specification agreed upon by Abbott and Arcadia for such Abbott Transgenic Oil, and (iv)  use by or on behalf of Arcadia or any of its Affiliates of any Transgenic Oil for clinical trials where such Claim is not due to the negligence, recklessness, intentional misconduct or negligent or willful omissions of, or breach by Abbott or its Affiliates.

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

(c)                                  Indemnification Procedures.  The foregoing indemnifications are subject to the following procedural requirements: the party seeking indemnification (x) shall promptly notify the indemnifying party in writing of any claims with respect to which the party seeking indemnification seeks such indemnification, and (y) will provide the indemnifying party with reasonable assistance and information with respect to such Claim.  The indemnifying party shall have the right to control any legal action; provided, however, that the indemnifying shall not settle any claim or action or otherwise consent to an adverse judgment in a legal action subject to this Section 11(a) without the express written consent of the party seeking indemnification, such consent not to be unreasonably withheld.  In addition, the indemnified party shall have the right to employ separate counsel and participate in the defense of any claim or action.

(d)                                 Limitations on Liability.  EXCEPT FOR THIRD PARTY CLAIMS COVERED UNDER SECTION 11(a) OR 11(b), IN NO EVENT SHALL EITHER PARTY, ITS AFFILIATES OR ANY OF ITS OR THEIR DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS BE RESPONSIBLE OR LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES, OR FOR ANY LOSS OF PROFITS, LOSS OF REVENUE, LOSS RESULTING FROM INTERRUPTION OF BUSINESS OR LOSS OF USE OR DATA, EVEN IF THAT PARTY, ITS AFFILIATES OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY OF ANY KIND, UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER THEORY, ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT OR ITS IMPLEMENTATION.

12.                               MISCELLANEOUS

(a)                                 Dispute Resolution.  Abbott and Arcadia shall use their diligent efforts to resolve any disputes that arise between them related to this Agreement through good faith negotiation and agreement and, if good faith efforts to so negotiate and agree are unavailing within thirty (30) days, then by the end of such thirty-day period, the dispute shall be presented to the President of Ross Products Division and the President of Arcadia or their respective

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

designees, and the two executives shall endeavor to resolve the disagreement for a period of not more than thirty (30) days.  Thereafter, if the respective Presidents are unable to resolve such dispute, such dispute shall be resolved by binding ADR under the procedures set forth in Exhibit D attached to this Agreement.  Where a dispute is referred to ADR, the results of such ADR shall be final and binding on the Parties and enforceable in any court of competent jurisdiction.  Pending resolution of any dispute, both Parties shall continue to perform their respective obligations under this Agreement to the extent not the subject of the dispute.

(b)                                 Force Majeure.  Neither Party to this Agreement shall be liable for damages due to delay or failure to perform any obligation under this Agreement if such delay or failure results directly or indirectly from circumstances beyond the control of such Party.  Such circumstances shall include, but shall not be limited to, acts of God, acts of war, acts of terrorists, civil commotions, riots, strikes, lockouts, acts of the government in either its sovereign or contractual capacity, perturbation in telecommunications transmissions, inability to obtain suitable equipment or components, accident, crop failures, fire, water damages, flood, earthquake, or other natural catastrophes.  Delay or failure to perform any obligation hereunder caused by Force Majeure shall not constitute a breach of this Agreement.

(c)                                  Applicable Law.  This Agreement shall be construed under the laws of the State of Illinois, without regard to the principles of conflict of laws thereof.  The Parties hereto shall adhere to the United States Export Administration Laws and Regulations, and neither Party shall export or re-export any Know-How or direct product of such information to any proscribed country listed in the United States Export Administration Regulations unless properly authorized by the United States Government.

(d)                                 Notices.  Notices required under this Agreement shall be in writing and sent by registered mail, by facsimile transmission, by nationally recognized overnight courier service, or by hand delivery, with written verification of receipt and date of receipt, to the respective Parties at the following addresses:

Notices to Abbott:                                             Ross Products Division

625 Cleveland Ave.

Columbus, OH 43215

Attn:  Vice President, Strategic Planning and Business Development

Facsimile:  (614) 624-7030

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

With a copy to:                                                            Divisional Vice President, Domestic Legal Operations

Ross Products Division

[same address]

Facsimile:  (614) 624-3074

If to Arcadia:                                                                      Arcadia Biosciences, Inc.

202 Cousteau Place, Suite 200

Davis, CA 95616

Attn: President

With a copy to:                                                            Chief Legal Counsel

Arcadia Biosciences, Inc.

[same address]

or to such other address as either Party may designate by a notice given in compliance with this paragraph, and shall be deemed effective when received.

(e)                                  Entire Agreement.  This Agreement, including the exhibits hereto, constitutes the entire agreement between the Parties hereto and there are no representations, warranties or covenants relative hereto, which shall survive the execution of this Agreement unless fully set forth herein.

(f)                                   Assignability.  Neither this Agreement, nor the rights and obligations hereunder, are assignable or otherwise transferable without the prior written consent of the other Party, except this Agreement, may be assigned, without such consent, to either Party’s successor of the business to which this Agreement relates, and provided further that either Party can transfer its rights and obligation to any of their wholly owned or majority owned subsidiaries or Affiliates, provided such assignee confirms in writing that it assumes all obligations hereunder.

(g)                                 Counterparts.  This Agreement may be executed in counterparts, each of which shall be enforceable against the Parties actually executing such counterparts, and all of which together shall constitute the instrument.

(h)                                 Severability.  If any provision of this Agreement is declared void or unenforceable by any judicial or administrative authority, of competent jurisdiction, such declaration shall not of itself nullify the remaining provisions of this Agreement.  Consequently,

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

the Parties shall meet to determine the effect of any such declaration and any variations to this Agreement which are mutually desirable.

(i)                                    Waiver.  No waiver by either Party of any breach of any of the terms or conditions herein provided to be performed by the other Party shall be construed as a waiver of any subsequent breach, whether of the same or of any other term or condition hereof.

(j)                                    Headings.  Section headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

(k)                                 Survival.  The provisions of Section 1, 3, 5, 7, 9(e), 11, and 12, as well as any payment obligations which have accrued prior to the effectiveness of termination or expiration of this Agreement, shall survive termination or expiration of this Agreement.

[SIGNATURE PAGE FOLLOWS]

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

THEREFORE, the Parties hereto have caused this Agreement to be duly executed in their respective behalves as of the Effective Date.

ARCADIA BIOSCIENCES, INC.		ROSS PRODUCTS DIVISION
ABBOTT LABORATORIES

By:	/s/	By:	/s/

Name:		Name:
	(Print or Type)		(Print or Type)

Title:		Title:

Date:		Date:

By:

Name:
(Print or Type)

Title:

Date:

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT A

ABBOTT AND [...*...] CO-OWNED PATENTS AND PATENT APPLICATIONS

	[...*...]	Title or Subject Matter	Patent No.	Pending Application Ser. No.	Pending Applications in Foreign Countries
A)	[...*...]	M alpina Delta 12, 6 and 5 Desaturase genes in plants	6,075,183
	[...*...]			09/355,903
	[...*...]			P980104974	Argentina
	[...*...]		AT E 297 994 T1		Austria
	[...*...]		720677		Australia
	[...*...]		0996732		Belgium
	[...*...]			PCT/US98/07421	Brazil
	[...*...]			2285939	Canada
	[...*...]		0996732		Switzerland
	[...*...]		DE 698 30 587 T2		Germany

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

1

	[...*...]		0996732		Denmark
	[...*...]			05012383.5	Europe
	[...*...]		0996732		Europe
	[...*...]		0996732		Spain
	[...*...]		0996732		Finland
	[...*...]		0996732		France
	[...*...]		0996732		United Kingdom
	[...*...]		0996732		Ireland
	[...*...]		0996732		Italy
	[...*...]		10-544175		Japan
	[...*...]		0996732		Luxembourg
	[...*...]		0996732		Monaco
	[...*...]		999328		Mexico
	[...*...]		0996732		Netherlands
	[...*...]		337459		New Zealand
	[...*...]		0996732		Portugal
	[...*...]		0996732		Sweden

B)	[...*...]	M alpina Delta 12 and 6 Desaturase genes	5,968,809
	[...*...]		6,136,574
	[...*...]			09/367,013

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

2

[...*...]	6,410,288
[...*...]	0975766		Austria
[...*...]	726807		Australia
[...*...]	0975766		Belgium
[...*...]		2285968	Canada
[...*...]	0975766		Switzerland
[...*...]	0975766		Germany
[...*...]	0975766		Denmark
[...*...]	0975766		Europe
[...*...]	0975766		Spain
[...*...]	0975766		Finland
[...*...]	0975766		France
[...*...]	0975766		United Kingdom
[...*...]	0975766		Greece
[...*...]	0975766		Ireland
[...*...]	0975766		Italy
[...*...]		10-544053	Japan
[...*...]	0975766		Luxembourg

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

3

	[...*...]		0975766		Monaco
	[...*...]		212281		Mexico
	[...*...]		0975766		Netherlands
	[...*...]		337457		New Zealand
	[...*...]		0975766		Portugal
	[...*...]		0975766		Sweden

C)	[...*...]	M alpina Delta 5 Desaturase gene	5,972,664
	[...*...]		6,589,767
	[...*...]		720725		Australia
	[...*...]			PI9809082-6	Brazil
	[...*...]			2286263	Canada
	[...*...]		1007691		Europe
	[...*...]			05012383.5	Europe
	[...*...]			10-544176	Japan
	[...*...]			99327	Mexico

D)	[...*...]	Delta 5 Desaturase genes in plants	6,051,754

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

4

[...*...] et al. Patent — Reissue of U.S. Patent No. 6,459,018

EXHIBIT A-1

ABBOTT SOLELY-OWNED PATENTS AND PATENT APPLICATIONS

A)	[...*...]	6,858,416
	[...*...]	6,432,684
	[...*...]	6,428,990
	[...*...]	1141253		Austria
	[...*...]	780422		Australia
	[...*...]	1141252		Belgium
	[...*...]		2358543
	[...*...]	1141252		Switzerland
	[...*...]	1141252		Cyprus
	[...*...]	69930165		Germany

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

5

	[...*...]		1141252		Denmark
	[...*...]		1141252		Europe
	[...*...]		1141252		Spain
	[...*...]		1141252		Finland
	[...*...]		1141252		France
	[...*...]		1141252		United Kingdom
	[...*...]		1141252		Greece
	[...*...]		1141252		Ireland
	[...*...]		1141252		Italy
	[...*...]		1141252		Luxembourg
	[...*...]		1141252		Netherlands
	[...*...]		1141252		Portugal
	[...*...]		1141252		Sweden

B)	[...*...]	Fungal Delta 6 and 5 Desaturase genes	6,635,451
	[...*...]		7,067,285
	[...*...]			10/431,952
	[...*...]			11/800,631
	[...*...]			Not yet avail. (f.d. = 5/7/07)

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

6

	[...*...]			P020100289
	[...*...]			2002309482	Australia
	[...*...]			PI0205508-2	Brazil
	[...*...]			2435685	Canada
	[...*...]			2736480.1	Europe
	[...*...]			2002-580031	Japan
	[...*...]		238474		Mexico

F)	[...*...]	Elongase genes from M alpina, mouse, human	6,403,349
	[...*...]			10/912,446
	[...*...]		7,070,970
	[...*...]			09/379,095
	[...*...]		6,913,916
	[...*...]		6,677,145

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

7

[...*...]	768301		Australia
[...*...]	2001277982		Australia
[...*...]		2003243335	Australia
[...*...]		PI0112680-6	Brazil
[...*...]		PI0306655-0	Brazil
[...*...]		2341336	Canada
[...*...]		2417484	Canada
[...*...]		2487095	Canada
[...*...]		2002-2482	Chile
[...*...]		1107-2003	Chile
[...*...]		99943978.9	Europe
[...*...]		3756242.8	Europe
[...*...]		1108490.7	Hong Kong
[...*...]		2000-567706	Japan
[...*...]		2002-513885	Japan
[...*...]		2004-510380	Japan
[...*...]		PA/a/2004/000750	Mexico
[...*...]		PA/a/2004/011902	Mexico

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

8

G)	[...*...]		7,211,656
	[...*...]			11/621,446
	[...*...]			2474894	Canada
	[...*...]			3710700	Europe
	[...*...]			2003-564192	Japan
	[...*...]			PA/a/2004/007588	Mexico

H)	[...*...]	Delta-6 Desaturase Gene		10/931,626
	[...*...]			2005282793	Australia
	[...*...]			PCT/US/2005/030945	Brazil
	[...*...]			PCT/US2005/030945	Canada
	[...*...]			5806616.8	Europe
	[...*...]			PCT/US2005/030945	Japan
	[...*...]			MX/a/2007/002432	Mexico
	[...*...]			20071180	Norway

I)	[...*...]	Elongase Gene		11/601,544

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

9

EXHIBIT B

Research Plan & Milestones

Milestone 1: [...*...] [...*...]	Responsibility: [...*...] Action: [...*...] [...*...]	Payment: [...*...] [...*...]

Milestone 2: [...*...] [...*...] [...*...]	Responsibility: [...*...] Action: [...*...]

Milestone 3: [...*...] [...*...]	Responsibility: [...*...] Action: [...*...]	Payment: [...*...]

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

1

Milestone 4: [...*...] [...*...]	Responsibility: [...*...] Action: [...*...]	Payment: [...*...]

Milestone 5: [...*...] [...*...]	Responsibility: [...*...] Action: [...*...] [...*...] [...*...] [...*...]

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

2

Milestone 6: [...*...] [...*...]	Responsibility: [...*...] Action: [...*...]

Milestone 7: [...*...] [...*...]	Responsibility: [...*...] Action: [...*...] [...*...]

Milestone 8: [...*...] [...*...]	Responsibility: [...*...] Action: [...*...]

Milestone 9: [...*...] [...*...]	Responsibility: [...*...] Action: [...*...]	Payment: [...*...]

Milestone 10: [...*...] [...*...]	Responsibility: [...*...] Action: [...*...]	Payment: [...*...]

Milestone 11: [...*...] [...*...]	Responsibility: [...*...] Action: [...*...]	Payment: [...*...]

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

3

Milestone 12: [...*...] [...*...]	Responsibility: [...*...] Action: [...*...]

Milestone 13: [...*...] [...*...]	Responsibility: [...*...] Action: [...*...]	Payment: [...*...]

Milestone 14: [...*...] [...*...]	Responsibility: [...*...] Action: [...*...]	Payment: [...*...]

Milestone 15: [...*...] [...*...]	Responsibility: [...*...] Action: [...*...]	Payment: [...*...]

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

4

Exhibit C

Royalty Table on Net Trait Fee

Abbott shall pay Arcadia a Royalty on Co-Assignee Oil sold in the field of Dietary Supplements based on the royalty table below, provided however, that in no event shall Abbott be liable to pay Arcadia more in Royalty hereunder that Abbott actually receives from Co-Assignee:

GLA Residual Range	Net Trait Fee Dietary Supplements	Net Trait Fee Other
[...*...]	[...*...]	[...*...]
[...*...]	[...*...]	[...*...]
[...*...]	[...*...]	[...*...]

“Dietary Supplements” means vitamins, minerals, herbs or other botanicals, amino acids, and other dietary substances that include a LC-PUFA developed through the use of the Abbott Co-Owned Patents licensed herein and are intended to supplement the diet by increasing the total dietary intake, or as any concentrate, metabolite, constituent, extract, or combination of these ingredients (§ 201(ff) of the FFDCA [21 USC § 321 (ff)]) and that are ingested in a tablet, capsule, powder, softgel, gelcap, or concentrated liquid form.  A limitation being that Dietary Supplements are not represented as a conventional food or as the sole item of a meal or of the diet and that are labeled as “dietary supplements”.

“Net Trait Fee” means the fee as calculated as follows the incremental fee collected for a plant product or oil product that is produced as a result of the utilization of Abbott Co-Owned Patents when that product is sold as compared to the market price of a comparable commodity oil or commodity plant product.  For purposes of calculating the Net Trait Fee, values shall be determined in good faith based upon customary arms-length transactions in the relevant market.  When referenced relative to commodity soybean oil, the prices quoted will be based on the prices given for such commodity oil and as published by the Wall Street Journal Online, Markets Data Center — Commodities & Futures.  If a payment is made on a quarterly basis the average price will be based on the average price of such oil from the opening price and the closing price for the time period referenced.

Upon reasonable notice, but not to exceed once per year, Arcadia may request that Abbott conduct an audit of the books and records of Co-Assignee relating to the royalties due herein.  In the event the accountant reports to Abbott that the Co-Assignee has underpaid the amounts due to Abbott by more than ten percent (10%), then (as between Abbott and Arcadia) Abbott shall bear the costs of such audit, otherwise, Arcadia will bear the costs of such audit.   The auditing accountant, Abbott and Arcadia shall be bound to keep confidential the details of the business affairs of Co-Assignee and to limit disclosure of the results of any audit to the sufficiency of the accounts and the amount, if any, of a payment adjustment that should be made.

[…*…] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

1

EXHIBIT D

Alternative Dispute Resolution

The Parties recognize that from time to time a dispute may arise relating to either Party’s rights or obligations under this Agreement.  The Parties agree that any such dispute shall be resolved in accordance with the provisions of Section 12(a) (Dispute Resolution) of this Agreement, and failing resolution thereunder, by the Alternative Dispute Resolution (“ADR”) provisions set forth in this Exhibit, the result of which shall be binding upon the Parties.

To begin the ADR process, a Party first must send written notice of the dispute to the other Party for attempted resolution by good faith negotiations between their respective presidents (or their designees) of the affected subsidiaries, divisions, or business units within ninety (90) days after such notice is received (all references to “days” in this ADR provision are to calendar days).  If the matter has not been resolved within ninety (90) days of the notice of dispute, or if the Parties fail to meet within such forty-five (45) days, either Party may initiate an ADR proceeding as provided herein.  The Parties shall have the right to be represented by counsel in such a proceeding.

1.                                      To begin an ADR proceeding, a Party shall provide written notice to the other Party of the issues to be resolved by ADR.  Within thirty (30) days after its receipt of such notice, the other Party may, by written notice to the Party initiating the ADR, add additional issues to be resolved within the same ADR.

2.                                      Within sixty (60) days following receipt of the original ADR notice, the Parties shall select a mutually acceptable neutral to preside in the resolution of any disputes in this ADR proceeding.  If the Parties are unable to agree on a mutually acceptable neutral within such period, either Party may request the President of the CPR Institute for Dispute Resolution (“CPR”), 366 Madison Avenue, 14th Floor, New York, New York 10017, to select a neutral pursuant to the following procedures:

(a)                                 The CPR shall submit to the Parties a list of not less than five (5) candidates within fourteen (14) days after receipt of the request, along with Curriculum Vitae for each candidate.  No candidate shall be an employee, director, or shareholder of either Party or any of their subsidiaries or affiliates.

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(b)                                 Such list shall include a statement of disclosure by each candidate of any circumstances likely to affect his or her impartiality.

(c)                                  Each Party shall number the candidates in order of preference (with the number one (1) signifying the greatest preference) and shall deliver the list to the CPR within seven (7) days following receipt of the list of candidates.  If a Party believes a conflict of interest exists regarding any of the candidates, that Party shall provide a written explanation of the conflict to the CPR along with its list showing its order of preference for the candidates.  Any Party failing to return a list of preferences on time shall be deemed to have no order of preference.

(d)                                 If the Parties collectively have identified fewer than three (3) candidates deemed to have conflicts, the CPR immediately shall designate as the neutral the candidate for whom the Parties collectively have indicated the greatest preference.  If a tie should result between two candidates, the CPR may designate either candidate.  If the Parties collectively have identified three (3) or more candidates deemed to have conflicts, the CPR shall review the explanations regarding conflicts and, in its sole discretion, may either (i) immediately designate as the neutral the candidate for whom the Parties collectively have indicated the greatest preference, or (ii) issue a new list of not less than five (5) candidates, in which case the procedures set forth in subparagraphs 2(a) - 2(d) shall be repeated.

3.                                      No earlier than thirty (30) days or later than ninety (90) days after selection, the neutral shall hold a hearing to resolve each of the issues identified by the Parties.  The ADR proceeding shall take place at a location agreed upon by the Parties.  If the Parties cannot agree, the neutral shall designate a location other than the principal place of business of either Party or any of their subsidiaries or affiliates.

4.                                      At least seven (7) days prior to the hearing, each Party shall submit the following to the other Party and the neutral:

(a)                                 a copy of all exhibits on which such Party intends to rely in any oral or written presentation to the neutral;

(b)                                 a list of any witnesses such Party intends to call at the hearing, and a short summary of the anticipated testimony of each witness;

(c)                                  a proposed ruling on each issue to be resolved, together with a request for a specific damage award or other remedy for each issue. The proposed rulings and remedies

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shall not contain any recitation of the facts or any legal arguments and shall not exceed one (1) page per issue.

(d)                                 a brief in support of such Party’s proposed rulings and remedies, provided that the brief shall not exceed twenty (20) pages.  This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

Except as expressly set forth in subparagraphs 4(a) - 4(d) or as may be permitted by the neutral upon a showing of good cause, no discovery shall be required or permitted by any means, including depositions, interrogatories, requests for admissions, or production of documents.

5.                                      The hearing shall be conducted on two (2) consecutive days and shall be governed by the following rules:

(a)                                 Each Party shall be entitled to five (5) hours of hearing time to present its case.  The neutral shall determine whether each Party has had the five (5) hours to which it is entitled.

(b)                                 Each Party shall be entitled, but not required, to make an opening statement, to present regular and rebuttal testimony, documents or other evidence, to cross-examine witnesses, and to make a closing argument.  Cross-examination of witnesses shall occur immediately after their direct testimony, and cross-examination time shall be charged against the Party conducting the cross-examination.

(c)                                  The Party initiating the ADR shall begin the hearing and, if it chooses to make an opening statement, shall address not only issues it raised but also any issues raised by the responding Party.  The responding Party, if it chooses to make an opening statement, also shall address all issues raised in the ADR.  Thereafter, the presentation of regular and rebuttal testimony and documents, other evidence, and closing arguments shall proceed in the same sequence.

(d)                                 Except for expert witnesses, when testifying, witnesses shall be excluded from the hearing until they testify.

(e)                                  Settlement negotiations, including any statements made therein, shall not be admissible under any circumstances.  Affidavits prepared for purposes of the ADR hearing also shall not be admissible.  As to all other matters, the neutral shall follow the Federal Rules of Evidence regarding the admissibility of any other evidence.

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6.                                      Within seven (7) days following completion of the hearing, each Party may submit to the other Party and the neutral a post-hearing brief in support of its proposed rulings and remedies, provided that such brief shall not contain or discuss any new evidence and shall not exceed ten (10) pages.  This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

7.                                      The neutral shall rule on each disputed issue within fourteen (14) days following completion of the hearing.  Such ruling shall adopt in its entirety the proposed ruling and remedy of one of the Parties on each disputed issue but may adopt one Party’s proposed rulings and remedies on some issues and the other Party’s proposed rulings and remedies on other issues.  The neutral shall not issue any written opinion or otherwise explain the basis of the ruling.

8.                                      The neutral shall be paid a reasonable fee plus expenses.  These fees and expenses, along with the reasonable legal fees and expenses of the prevailing Party (including all expert witness fees and expenses), the fees and expenses of a court reporter, and any expenses for a hearing room, shall be paid as follows:

(a)                                 If the neutral rules in favor of one Party on all disputed issues in the ADR, the losing Party shall pay 100% of such fees and expenses.

(b)                                 If the neutral rules in favor of one Party on some issues and the other Party on other issues, the neutral shall issue with the rulings a written determination as to how such fees and expenses shall be allocated between the Parties.  The neutral shall allocate fees and expenses in a way that bears a reasonable relationship to the outcome of the ADR, with the Party prevailing on more issues, or on issues of greater value or gravity, recovering a relatively larger share of its legal fees and expenses.

9.                                      The rulings of the neutral and the allocation of fees and expenses shall be binding, non-reviewable, and non-appealable, except as permitted by law, and may be entered as a final judgment in any court having jurisdiction.

10.                               Except as provided in paragraph 9 or as required by law, the existence of the dispute, any settlement negotiations, the ADR hearing, any submissions (including exhibits, testimony, proposed rulings, and briefs), and the rulings shall be deemed Confidential Information.  A court of competent jurisdiction shall have the authority to impose sanctions for unauthorized disclosure of Confidential Information.

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